[FRONT COVER]


December 31, 1996

       PHOENIX
         FUNDS




ANNUAL REPORT



Phoenix Duff &
Phelps Institutional
Mutual Funds

  o  BALANCED PORTFOLIO

  o  MANAGED BOND PORTFOLIO

  o  GROWTH STOCK PORTFOLIO

  o  MONEY MARKET PORTFOLIO

  o  U.S. GOVERNMENT
     SECURITIES PORTFOLIO

  o  ENHANCED RESERVES
     PORTFOLIO


[Phoenix
Duff & Phelps logo]

                              Table of Contents

                                                                        Page
Balanced Portfolio                                                        1
Managed Bond Portfolio                                                    9
Growth Stock Portfolio                                                   17
Money Market Portfolio                                                   24
U.S. Government Securities Portfolio                                     29
Enhanced Reserves Portfolio                                              34
Notes to Financial Statements                                            40

INSTITUTIONAL BALANCED PORTFOLIO

INVESTMENT ADVISER'S REPORT

  Despite increasing interest rates and waning corporate earnings momentum, U.S. stock prices forged higher over this reporting period, fueled by unprecedented cash inflows into equity mutual funds and continued corporate share buybacks. Although this remarkable rally dates back to December 1994, the past year has been one of tremendous rotation among various sectors of the stock market--a manifestation of increasing investor uncertainty over the direction of interest rates and the economy. As measured by the Standard & Poor's 500 Composite Index, the U.S. equity market returned an impressive 23.25% during 1996.

  While it may have been another record year for U.S. equities, the overall bond market produced less than stellar results. For the twelve months ended December 31, 1996, the Lehman Brothers Aggregate Bond Index, an unmanaged gauge of bond market performance, returned a mere 3.63%. Shifting market opinion over the direction of U.S. economy contributed to much of the volatility in interest rates during this reporting period. As measured by the benchmark 30-year Treasury bond, interest rates started the year at 5.95%, climbed as high as 7.19% in July, and finished 1996 yielding 6.64%. Generally speaking, investors were well rewarded for moving down the credit- risk spectrum last year, as lower-quality bonds generally outperformed higher-quality issues.

  Aided by the long bull market in U.S. stocks, Phoenix Duff & Phelps Institutional Balanced Portfolio posted double-digit gains during this latest fiscal year. For the twelve months ended December 31, 1996, the Fund's class X shares provided a total return of 10.86% and class Y shares earned 10.58%. Despite these respectable results, the Fund trailed its composite benchmark, which returned 14.33% over the same period.* All of these figures assume reinvestment of any distributions.

  Fund results over this latest reporting cycle were held back primarily because of weakness in some of our technology, consumer cyclical and health care holdings. Positive contributors to performance included excellent stock selection within the energy and finance sectors as well as our decision to overweight the strongly performing energy group. Additionally, the portfolio's fixed-income segment continued to outperform its benchmark, the Lehman Brothers Aggregate Bond Index, throughout this reporting period. Our exposure to such non-traditional sectors of the bond market as taxable municipals, commercial and non-agency residential mortgage-backed securities, and emerging markets debt paid off handsomely during the year.

  As we head into 1997, our near-term outlook calls for continued moderate economic growth, mild inflation and decelerating earnings growth. Given this investment environment, our equity strategy currently emphasizes quality, large-cap growth stocks and focuses on such compelling investment themes as 21st Century Medicine (health care), Hybrid Network (technology) and Deregulating Financial Services (financial services). In terms of our fixed-income allocation, we continue to follow our sector rotation approach, with a strong emphasis on U.S. Treasuries and mortgage-backed securities. As of December 31, 1996, the Fund's asset allocation mix was 59% equity, 33% fixed income and 8% cash equivalents.


--------------------------------------------------------------------------------
                    [LINE CHART]

                   Institutional Balanced                Balanced
                      Portfolio-class X                 Benchmark*

5/17/91                     10000                        10000
12/31/91                    12396                        10926.2
12/31/92                    13665.4                      11716.6
12/31/93                    14787.3                      12799.9
12/31/94                    14329.4                      12824.5
12/31/95                    17670.9                      16316.4
12/31/96                    19589.8                      18655.3
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods
Ending 12/31/96

                                            From Inception
                                              5/17/91 to
                       1 Year    5 Years       12/31/96
---------------------  --------  --------- ----------------
Class X                10.86%      9.58%       12.69%
---------------------   -------  --------   ---------------
Class Y                10.58%      9.31%       12.40%
---------------------   -------  --------   ---------------
Balanced Benchmark*    14.33%     11.29%       11.80%**
---------------------   -------  --------   ---------------


  This chart assumes an intial gross investment of $10,000 made on 5/17/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

  Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  * The Balanced Benchmark is calculated by Frank Russell Company based on the following indexes: 55% S&P 500, 35% Lehman Brothers Aggregate Bond Index and 10% 90-day Treasury Bills.

 ** Balanced Benchmark from 5/31/91 to 12/31/96.

Institutional Balanced Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)       VALUE
                                     ------------  ---------  -------------
U.S. GOVERNMENT AND AGENCY
  SECURITIES--12.5%
U.S. Treasury Bonds--5.8%
 U.S. Treasury Bonds 6.50%, '06        Aaa        $ 2,840      $2,855,975
                                                                -----------
U.S. Treasury Notes--3.1%
 U.S. Treasury Notes 6.375%, '99       Aaa            325         327,844
 U.S. Treasury Notes 6.625%, '01       Aaa          1,200       1,219,124
                                                                -----------
                                                                1,546,968
                                                                -----------
Agency Mortgage-Backed Securities--3.6%
 GNMA 6.50%, '23-'26                   Aaa          1,823       1,745,619
                                                                -----------

TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $6,163,982)                                   6,148,562
                                                                -----------
NON-CONVERTIBLE BONDS--10.7%
Asset Backed Securities--1.5%
 Airplanes Pass Through Trust 1D
  10.875%, '19                         Ba             100         110,307
 Fleetwood Credit Corp. 96-B,
  A 6.90%, '12                         Aaa            190         191,436
 Green Tree Financial Corp. 96-2, M1
  7.60%, '27                           Aa             100         100,406
 Green Tree Financial Corp. 96-3, B1
  7.70%, '27                           Aa             300         302,344
                                                                -----------
                                                                  704,493
                                                                -----------
Non-Agency Mortgage-Backed Securities--8.4%
 CS First Boston Mortgage
  95-AE1, B 7.182%, '27                Aaa            190         189,198
 DLJ Mortgage Acceptance 96-CF1, A1B
  144A 7.58%, '28 (c)                  Aaa             75          77,531
 GE Capital Mortgage Service 96-8,
  M, 7.25%, '26                        AA(d)          249         242,177
 Lehman Commercial Conduit 95-C2, B
  7.184%, '05                          AA(d)          225         226,055
 Merrill Lynch Mortgage, Inc. 95-C2,
  B 7.61%, '21                         Aa              89          90,459
 Merrill Lynch Mortgage, Inc. 95-C3,
  B 7.149%, '25                        Aa             250         249,375
 Merrill Lynch Mortgage, Inc. 96-C1,
  B 7.42%, '28                         AA(d)          130         131,402
 Nationslink Funding Corp. 96-1, B
  7.69%, '05                           Aa             250         259,375
 Residential Asset Securitization
  Trust 96-A8, A1 8%, '26              AAA(d)         287         291,639
 Residential Funding Mortgage 96-S1,
  A11 7.10%, '26                       AAA(d)         500         486,484
 Residential Funding Mortgage 96-S4,
  M1 7.25%, '26                        AA(d)          298         289,320
Non-Agency Mortgage-Backed Securities--continued
 Residential Funding Mortgage 96-S8,
  A4 6.75%, '11                        AAA(d)        $291        $285,187
 Resolution Trust Corp. 93-C1,
  B 8.75%, '24                         Aa             200         204,558
 Resolution Trust Corp. 95-C1,
  B 6.90%, '27                         Aa             225         222,961
 Resolution Trust Corp. 95-C2,
  B 6.80%, '27                         Aa             446         441,040
 Structured Asset Securities Corp.
  95-C1, C 7.375%, '24                 A(d)           300         299,953
 Structured Asset Securities Corp.
  96-CFL, C 6.525%, '28                A(d)           155         151,513
                                                                -----------
                                                                4,138,227
                                                                -----------

Paper & Forest Products--0.6%
 Buckeye Cellulose Corp. 8.50%, '05    Ba             300         300,750
                                                                -----------
Truckers & Marine--0.2%
 Teekay Shipping Corp. 8.32%, '08      Ba             100         100,250
                                                                -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $5,235,996)                                   5,243,720
                                                                -----------
FOREIGN NON-CONVERTIBLE BONDS--0.9%
Chile--0.3%
 Petropower Funding 144A 7.36%, '14
  (c)                                  BBB(d)         150         143,145
                                                                -----------
Indonesia--0.3%
 Asia Pulp & Paper Co. Yankee
  11.75%, '05                          Ba             150         161,625
                                                                -----------
Sweden--0.3%
 Astra Overseas Financial 144A
  8.75%, '03 (c)                       NR             150         151,875
                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $447,321)                                       456,645
                                                                -----------
FOREIGN GOVERNMENT SECURITIES--4.7%
Argentina--0.7%
 Republic of Argentina Discount L-GL
  Euro 6.375%, '23 (f)                 B              250         192,969
 Republic of Argentina Global Euro
  8.375%, '03                          B              150         143,062
                                                                -----------
                                                                  336,031
                                                                -----------
Brazil--0.8%
 Republic of Brazil DCB-L Euro
  6.563%, '12 (f)                      B              250         189,531
 Republic of Brazil Par Z-L Euro 5%,
  '24 (f)                              B              300         189,000
                                                                -----------
                                                                  378,531
                                                                -----------

                      See Notes to Financial Statements

Institutional Balanced Portfolio

                                        MOODY'S
                                         BOND         PAR
                                        RATING       VALUE
                                      (Unaudited)    (000)       VALUE
                                     ------------  ---------  -------------
Foreign Government Securities--continued
Colombia--0.6%
 Republic of Colombia 7.25%, '03       Baa           $300       $290,328
                                                                -----------
Croatia--0.6%
 Croatia Series A 6.688%, '10 (f)      NR             300        290,438
                                                                -----------
Mexico--0.7%
 United Mexican States 144A 7.563%,
  '01 (c) (f)                          Baa            115        115,270
 United Mexican Discount B Euro
  6.375%, '19 (e) (f)                  Ba             300        258,750
                                                                -----------
                                                                 374,020
                                                                -----------
Panama--0.8%
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (c) (f)   NR             535        423,978
                                                                -----------

Poland--0.5%
 Poland Discount Euro 6.50%, '24 (f)   Baa            250        243,125
                                                                -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $2,091,404)                                  2,336,451
                                                                -----------
MUNICIPAL BONDS--4.5%
California--1.2%
 Kern County Pension Obligation
  Taxable 7.26%, '14                   Aaa            200        197,132
 Long Beach Pension Obligation
  Taxable 6.87%, '06                   Aaa            100        100,227
 San Bernardino County Obligation
  Revenue Taxable 6.87%, '08           Aaa             50         49,635
 San Bernardino County Obligation
  Revenue Taxable 6.94%, '09           Aaa            135        134,540
 Ventura County Pension Taxable
  6.54%, '05                           Aaa            125        123,111
                                                                -----------
                                                                 604,645
                                                                -----------
Florida--1.8%
 Dade County Ed. Facs. Authority
  5.75%, '20                           Aaa             95         96,166
 Miami Beach Special Obligation
  Taxable 8.60%, '21                   Aaa            395        432,316
 University Miami Exchange Revenue
  Taxable A 7.65%, '20                 Aaa            355        358,312
                                                                -----------
                                                                 886,794
                                                                -----------
Virgina--1.5%
 Newport News Taxable Series B
  7.05%, '25                           Aa             750        707,145
                                                                -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $2,242,444)                                  2,198,584
                                                                -----------


                                              SHARES      VALUE
                                             --------  ------------
COMMON STOCKS--58.2%
Aerospace & Defense--1.9%
 Boeing Co.                                    3,800   $  404,225
 United Technologies Corp.                     7,800      514,800
                                                         ----------
                                                          919,025
                                                         ----------
Autos & Trucks--0.2%
 Chrysler Corp.                                3,000       99,000
                                                         ----------
Banks--2.3%
 BankAmerica Corp.                             3,200      319,200
 Chase Manhattan Corp.                         2,900      258,825
 Citicorp                                      2,500      257,500
 Mellon Bank Corp.                             2,900      205,900
 Nationsbank Corp.                             1,100      107,525
                                                         ----------
                                                        1,148,950
                                                         ----------
Beverages--1.8%
 Coca-Cola Co.                                 5,300      278,913
 PepsiCo, Inc.                                19,400      567,450
 Seagram Ltd.                                  1,300       50,375
                                                         ----------
                                                          896,738
                                                         ----------
Chemical--1.8%
 Du Pont (E.I.) de Nemours & Co.               3,800      358,625
 Monsanto Co.                                 10,800      419,850
 Philip Environmental, Inc. (b)                8,000      116,000
                                                         ----------
                                                          894,475
                                                         ----------
Computer Software & Services--2.8%
 Computer Associates International, Inc.       7,400      368,150
 First Data Corp.                              9,000      328,500
 Microsoft Corp. (b)                           3,400      280,925
 Oracle Corp. (b)                             10,000      417,500
                                                         ----------
                                                        1,395,075
                                                         ----------
Conglomerates--2.1%
 AlliedSignal, Inc.                            3,800      254,600
 Thermo Electron Corp. (b)                     2,800      115,500
 Tyco International Ltd.                      12,500      660,938
                                                         ----------
                                                        1,031,038
                                                         ----------
Cosmetics & Soaps--2.1%
 Colgate Palmolive Co.                         1,700      156,825
 Gillette Co.                                  4,700      365,425
 Procter & Gamble Co.                          5,000      537,500
                                                         ----------
                                                        1,059,750
                                                         ----------
Diversified Financial Services--3.5%
 Conseco, Inc.                                 6,400      408,000
 First USA, Inc.                              12,300      425,887
 MBNA Corp.                                    5,000      207,500
 T. Rowe Price Associates                      7,100      308,850
 Travelers Group, Inc.                         8,433      382,648
                                                         ----------
                                                        1,732,885
                                                         ----------
Diversified Miscellaneous--0.5%
 Minnesota Mining & Manufacturing Co.          2,800      232,050
                                                         ----------
Electrical Equipment--1.6%
 Emerson Electric Co.                            600       58,050
 General Electric Co.                          5,400      533,925
 Westinghouse Electric Corp.                  10,000      198,750
                                                         ----------
                                                          790,725
                                                         ----------

                      See Notes to Financial Statements

Institutional Balanced Portfolio

                                              SHARES      VALUE
                                             --------  ------------
Common Stocks--continued
Electronics--3.2%
 Intel Corp.                                   6,100   $   798,719
 Micron Technology, Inc.                       3,700       107,762
 Perkin Elmer Corp.                            4,300       253,163
 Texas Instruments, Inc.                       2,350       149,812
 3Com Corp. (b)                                3,400       249,475
                                                         ----------
                                                         1,558,931
                                                         ----------
Entertainment, Leisure & Gaming--0.5%
 Walt Disney Co.                               3,500       243,687
                                                         ----------
Food--1.1%
 Campbell Soup Co.                             3,000       240,750
 Hudson Foods, Inc. Class A                   16,500       313,500
                                                         ----------
                                                           554,250
                                                         ----------
Healthcare--Diversified--1.7%
 American Home Products Corp.                  5,200       304,850
 Bristol-Myers Squibb Co.                      3,900       424,125
 Warner-Lambert Co.                            1,400       105,000
                                                         ----------
                                                           833,975
                                                         ----------
Healthcare--Drugs--2.4%
 Amgen, Inc. (b)                               3,500       190,312
 Lilly (Eli) & Co.                             1,400       102,200
 Merck & Co., Inc.                             6,500       515,125
 Pfizer, Inc.                                  4,300       356,363
                                                         ----------
                                                         1,164,000
                                                         ----------
Hospital Management & Services--1.2%
 Columbia/HCA Healthcare Corp.                14,000       570,500
                                                         ----------

Household Furnishings & Appliances--1.0%
 Sunbeam Corp., Inc.                          18,700       481,525
                                                         ----------
Insurance--2.7%
 Allstate Corp.                                9,300       538,237
 American International Group, Inc.            3,000       324,750
 Chubb Corp.                                   1,900       102,125
 ITT Hartford Group, Inc. (b)                  1,000        67,500
 TIG Holdings, Inc.                            8,100       274,388
                                                         ----------
                                                         1,307,000
                                                         ----------
Lodging & Restaurants--1.0%
 Hilton Hotels Corp.                          18,400       480,700
                                                         ----------
Machinery--0.5%
 Deere & Co.                                   6,000       243,750
                                                         ----------

Medical Products & Supplies--1.3%
 Abbott Laboratories                           2,000       101,500
 Boston Scientific Corp. (b)                   4,500       270,000
 Johnson & Johnson                             5,000       248,750
                                                         ----------
                                                           620,250
                                                         ----------
Natural Gas--2.2%
 Apache Corp.                                  5,900       208,712
 Columbia Gas System, Inc.                     2,400       152,700
 Consolidated Natural Gas Co.                  3,700       204,425
 Enron Corp.                                  11,900       513,188
                                                         ----------
                                                         1,079,025
                                                         ----------
Common Stocks--continued
Office & Business Equipment--2.6%
 International Business Machines Corp.         4,200   $   634,200
 Sun Microsystems, Inc. (b)                   17,000       436,687
 Xerox Corp.                                   4,000       210,500
                                                         ----------
                                                         1,281,387
                                                         ----------
Oil--2.6%
 Chevron Corp.                                 6,400       416,000
 Exxon Corp.                                   3,300       323,400
 Mobil Corp.                                     500        61,125
 Noble Affiliates, Inc.                        9,900       473,963
                                                         ----------
                                                         1,274,488
                                                         ----------
Oil Service & Equipment--4.1%
 Noble Drilling Corporation (b)               23,800       473,025
 Schlumberger Ltd.                             2,500       249,688
 Seacor Holdings, Inc. (b)                     8,200       516,600
 Transocean Offshore, Inc.                     4,000       250,500
 Western Atlas, Inc. (b)                       7,600       538,650
                                                         ----------
                                                         2,028,463
                                                         ----------
Pollution Control--0.7%
 Republic Industries, Inc. (b)                 3,000        93,562
 U.S.A. Waste Services, Inc. (b)               8,100       258,188
                                                         ----------
                                                           351,750
                                                         ----------
Professional Services--2.0%
 Cognizant Corp.                               9,000       297,000
 Corrections Corporation of America (b)        4,000       122,500
 HFS, Inc. (b)                                 5,700       340,575
 Marsh & McLennan Cos., Inc.                   2,000       208,000
                                                         ----------
                                                           968,075
                                                         ----------
Publishing, Broadcasting, Printing & Cable--0.2%
 New York Times Co.                            3,000       114,000
                                                         ----------
Real Estate Investment Trusts--0.2%
 Redwood Trust, Inc.                           2,800       104,300
                                                         ----------
Retail--2.0%
 Office Depot, Inc. (b)                        3,000        53,250
 Sears Roebuck & Co.                           7,000       322,875
 Staples, Inc. (b)                            13,500       243,844
 TJX Companies, Inc.                           8,000       379,000
                                                         ----------
                                                           998,969
                                                         ----------
Retail--Food--1.0%
 Safeway, Inc. (b)                            12,000       513,000
                                                         ----------
Telecommunications Equipment--2.1%
 Cisco Systems, Inc. (b)                      15,600       992,550
 Lucent Technologies, Inc.                     1,100        50,875
                                                         ----------
                                                         1,043,425
                                                         ----------
Textile & Apparel--0.8%
 Nike, Inc. Class B                            6,600       394,350
                                                         ----------
Utility--Telephone--0.5%
 Ameritech Corp.                               1,900       115,187
 Bell Atlantic Corp.                           1,700       110,075
                                                         ----------
                                                           225,262
                                                         ----------
TOTAL COMMON STOCKS
 (Identified cost $25,926,240)                          28,634,773
                                                         ----------

                      See Notes to Financial Statements

Institutional Balanced Portfolio

                                       SHARES      VALUE
                                       --------  ------------
FOREIGN COMMON STOCKS--1.0%
Oil--1.0%
 British Petroleum PLC ADR (United
  Kingdom)                              1,500   $   212,063
 Royal Dutch Petroleum Co. ADR NY
  Registered Shares (Netherlands)       1,600       273,200
                                                  ----------
                                                    485,263
                                                  ----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $455,766)                         485,263
                                                  ----------
TOTAL LONG-TERM INVESTMENTS--92.5%
 (Identified cost $42,563,153)                   45,503,998
                                                  ----------


                              STANDARD
                              & POOR'S       PAR
                               RATING       VALUE
                             (Unaudited)    (000)
                            ------------  ---------
SHORT-TERM OBLIGATIONS--7.1%
Commercial Paper--6.9%
 Campbell Soup Co. 6.75%,
  1-2-97                        A-1+       $ 1,690    1,689,683
 Amoco Co. 5.25%, 1-6-97        A-1+            75       74,945


                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)         VALUE
                                  ------------  --------- ----------------
Commercial Paper--continued
 AT&T Corp. 5.58%, 1-6-97             A-1+      $ 1,000     $   999,225
 Exxon Imperial U.S., Inc.
  5.41%, 1-13-97                      A-1+          175         174,684
 Vermont American Corp. 5.37%,
  1-22-97                             A-1+          464         462,547
                                                           ---------------
                                                              3,401,084
                                                           ---------------
Federal Agency Securities--0.2%
 Federal Home Loan Mortgage
  Corp. 5.70%, 1-2-97                                75          74,989
                                                           ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $3,476,073)                                 3,476,073
                                                           ---------------
TOTAL INVESTMENTS--99.6%
 (Identified cost $46,039,226)                               48,980,071(a)
 Cash and receivables, less liabilities--0.4%                   176,819
                                                           ---------------
NET ASSETS--100.0%                                          $49,156,890
                                                           ===============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,523,473 and gross depreciation of $681,463 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $46,138,061.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $911,799 or 1.9% of net assets.
(d) As rated by Standard & Poor's, Fitch or Duff and Phelps.
(e) Rights incorporated as a unit.
(f) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

                      See Notes to Financial Statements

Institutional Balanced Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
  (Identified cost $46,039,226)                               $48,980,071
Cash                                                               17,299
Receivables
 Investment securities sold                                           411
 Fund shares sold                                                  21,679
 Dividends and interest                                           234,364
Prepaid expenses                                                    8,997
                                                               ------------
  Total Assets                                                 49,262,821
                                                               ------------

Liabilities
Payables
 Investment securities purchased                                    3,630
 Fund shares repurchased                                            9,632
 Investment advisory fee                                           19,466
 Transfer agent fee                                                 4,906
 Distribution fee                                                   2,525
 Trustees' fee                                                      1,575
 Financial agent fee                                                1,304
Accrued expenses                                                   62,893
                                                               ------------
  Total Liabilities                                               105,931
                                                               ------------
Net Assets                                                    $49,156,890
                                                               ============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $44,940,027
Undistributed net investment income                                41,710
Accumulated net realized gain                                   1,234,308
Net unrealized appreciation                                     2,940,845
                                                               ------------
Net Assets                                                    $49,156,890
                                                               ============
Class X
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $37,146,771)               2,046,904

Net asset value and offering price per share                       $18.15

Class Y
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $12,010,119)                 661,780

Net asset value and offering price per share                       $18.15


                           STATEMENT OF OPERATIONS
                         FROM INCEPTION MARCH 1, 1996
                             TO DECEMBER 31, 1996

Investment Income
Dividends                                                  $  273,663
Interest                                                    1,409,324
                                                            ----------
   Total investment income                                  1,682,987
                                                            ----------

Expenses
Investment advisory fee                                       251,989
Distribution fee--Class Y                                      25,096
Financial agent fee                                            13,745
Registration                                                   86,827
Transfer agent                                                 44,785
Professional                                                   20,700
Custodian                                                      17,000
Printing                                                       14,565
Trustees                                                       14,100
Miscellaneous                                                   8,934
                                                            ----------
   Total expenses                                             497,741
   Less expenses borne by investment adviser                 (174,840)
                                                            ----------
   Net expenses                                               322,901
                                                            ----------
Net investment income                                       1,360,086
                                                            ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             3,729,791
Net realized gain on foreign currency transactions                897
                                                            ----------
  Net realized gain                                         3,730,688
                                                            ----------
Net change in unrealized appreciation on investments end
  of period                                                 2,940,845
Less net unrealized appreciation in connection with PHL
  Pooled Separate Account L                                 3,354,661
                                                            ----------
  Net change in unrealized appreciation   (depreciation)     (413,816)
                                                            ----------
Net gain on investments                                     3,316,872
                                                            ----------
Net increase in net assets resulting from operations       $4,676,958
                                                            ==========


                      See Notes to Financial Statements

Institutional Balanced Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                             From Inception
                                                                                            March 1, 1996 to
                                                                                            December 31, 1996
                                                                                            ------------------
From Operations
 Net investment income                                                                        $  1,360,086
 Net realized gain                                                                               3,730,688
 Net change in unrealized appreciation (depreciation)                                             (413,816)
                                                                                            -----------------
 Increase in net assets resulting from operations                                                4,676,958
                                                                                            -----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                 (1,072,486)
 Net investment income--Class Y                                                                   (283,103)
 Net realized gains--Class X                                                                    (1,923,139)
 Net realized gains--Class Y                                                                      (583,212)
                                                                                            -----------------
 Decrease in net assets from distributions to shareholders                                      (3,861,940)
                                                                                            -----------------
From Share Transactions
Class X
 Proceeds from sales of shares (282,929 shares)                                                  5,116,425
 Net asset value of shares issued from reinvestment of distributions (152,545 shares)            2,779,558
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account L (2,524,966 shares)                                                                  45,200,432
 Cost of shares repurchased (913,536 shares)                                                   (16,577,547)
                                                                                            -----------------
Total                                                                                           36,518,868
                                                                                            -----------------
Class Y
 Proceeds from sales of shares (123,668 shares)                                                  2,267,577
 Net asset value of shares issued from reinvestment of distributions (47,488 shares)               866,311
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account L (721,462 shares)                                                                    12,915,189
 Cost of shares repurchased (230,838 shares)                                                    (4,226,073)
                                                                                            -----------------
Total                                                                                           11,823,004
                                                                                            -----------------
 Increase in net assets from share transactions                                                 48,341,872
                                                                                            -----------------
 Net increase in net assets                                                                     49,156,890
Net Assets
 Beginning of period                                                                                     0
                                                                                            -----------------
 End of period (including undistributed net investment income of $41,710)                     $ 49,156,890
                                                                                            =================

                      See Notes to Financial Statements

Institutional Balanced Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class X          Class Y
                                          ----------------  ----------------
                                           From Inception    From Inception
                                              3/1/96 to        3/1/96 to
                                              12/31/96          12/31/96
                                          ----------------  ----------------
Net asset value, beginning of period            $17.90           $17.90
Income from investment operations
 Net investment income                            0.51(4)          0.46(4)
 Net realized and unrealized gain                 1.17             1.18
                                             --------------  ---------------
  Total from investment operations                1.68             1.64
                                             --------------  ---------------
Less distributions
 Dividends from net investment income            (0.49)           (0.45)
 Distributions from net realized gains           (0.94)           (0.94)
                                             --------------  ---------------
  Total distributions                            (1.43)           (1.39)
                                             --------------  ---------------
Change in net asset value                         0.25             0.25
                                             --------------  ---------------
Net asset value, end of period                  $18.15           $18.15
                                             ==============  ===============
Total return                                      9.43%(2)         9.20%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)          $37,147          $12,010

Ratio to average net assets of:
 Operating expenses                               0.65%(1)         0.90%(1)
 Net investment income                            3.02%(1)         2.78%(1)
Portfolio turnover                                 209%(2)          209%(2)
Average commission rate paid(3)                $0.0630          $0.0630

(1) Annualized

(2) Not annualized

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

(4) Includes reimbursement of operating expenses by investment adviser of $0.06 and $0.06, respectively.

                      See Notes to Financial Statements

INSTITUTIONAL MANAGED BOND PORTFOLIO

INVESTMENT ADVISER'S REPORT

  After posting stellar gains in 1995, last year's bond market results were clearly less than impressive. Most of the disappointing performance occurred in the first half of 1996, when nervous investors pushed interest rates higher (and bond prices lower) in response to the unexpectedly strong U.S. economy. The consensus opinion on Wall Street was that too much economic growth could lead to higher inflation. For the first six months of the year, the fixed-income market, as measured by the Lehman Brothers Aggregate Bond Index, returned a discouraging -1.22%.

  By late summer, market sentiment had turned positive again and interest rates finally broke out of their trading range and headed downward. This more optimistic mood among fixed-income investors was based on numerous reports suggesting that the U.S. economy was now growing at a more moderate pace and that core inflation was still in check. In this declining interest rate environment, the bond market recouped all of its losses from the first half of the year and moved into positive territory. Based on the Lehman Brothers Aggregate Bond Index, bond market performance improved considerably during the second-half of 1996, returning a respectable 4.90% over this latest six-month period.

  Generally speaking, bond investors were well rewarded for moving down the credit-risk spectrum in 1996. The emerging markets sector finally received front-page recognition as this group significantly outperformed all other bond categories as well as most of the world's equity markets. Domestic high-yield bonds also posted double-digit returns last year, aided by a favorable economic climate and strong demand from mutual fund investors. Conversely, the more conservative fixed-income sectors (treasuries, agencies and top-tier investment-grade corporates) generally lagged the overall market in 1996, as the bond market clearly favored higher yield over higher credit quality.

  Phoenix Duff & Phelps Institutional Managed Bond Portfolio posted strong results in 1996. For the twelve months ended December 31, 1996, class X shares returned 8.70% and class Y shares earned 8.39%. These results outpaced its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.63% over the same period. All of these figures assume reinvestment of any distributions.

  Our emphasis on the less traditional sectors of the fixed-income market paid off handsomely and contributed to much of the Fund's outperformance during the year. Over the last twelve months, performance in the emerging markets sector continued to surpass all other fixed-income categories and the portfolio benefited from its exposure in this area. Additionally, our decision to focus on commercial and non-agency residential mortgage-backed securities, rather than more conventional agency mortgage-backed securities, proved to be rewarding as these less efficient sectors continued to produce strong results.

  As we head into the new year, the U.S. economy currently appears to be in good shape. The core inflation rate (CPI excluding food and energy costs) rose just 2.6% in 1996 and the economy now appears to be growing at a more moderate and sustainable pace. While news of this nature can go a long way in restoring confidence in a shaky bond market, we are not convinced that the threat of inflation is completely behind us. Although it may currently be well contained, it is always a risk to the bond market.

  With a few minor adjustments, we believe that the investment strategy we successfully implemented last year can also perform well in 1997. In the mortgage-backed arena, we are of the opinion that commercial and non-agency residential securities continue to offer better relative value than their agency counterparts. We also like the underfollowed taxable municipal sector, which currently provides a significant yield advantage over comparably rated corporate bonds. Lastly, despite its extended rally, we remain bullish on emerging markets debt. While last year's gains were exceptionally strong relative to other fixed-income groups, returns of this nature are not unprecedented for this sector.

  Overall, we are pleased with the Managed Bond Portfolio's performance during 1996 and believe that the Fund is well positioned for the new year. We remain convinced that for those willing and able to do the research, the less efficient sectors of the fixed-income market will typically offer the greatest investment potential. As always, we will continue to overweight undervalued sectors of the bond market as our primary means of adding value relative to our benchmark, the Lehman Brothers Aggregate Bond Index.

Institutional Managed Bond Portfolio


--------------------------------------------------------------------------------
                       [LINE CHART]

                Institutional Managed Bond   Lehman Brothers Aggregate
                     Portfolio-Class X             Bond Index*

12/31/86                  10000                      10000
12/31/87                  10088.2                    10276.2
12/31/88                  10912.3                    11086.7
12/31/89                  12240.5                    12698.1
12/31/90                  12694.8                    13835.8
12/31/91                  15070.1                    16049.9
12/31/92                  16411.8                    17237.7
12/31/93                  18403.9                    18918.5
12/31/94                  17507.8                    18366.8
12/31/95                  21003.9                    21760.7
12/31/96                  22830.3                    22550.7
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods
Ending 12/31/96

                                          1 Year   5 Years    10 Years
---------------------------------------  --------  --------- -----------
Class X                                   8.70%     8.66%       8.61%
---------------------------------------   -------  --------    ---------
Class Y                                   8.39%     8.38%       8.33%
---------------------------------------   -------  --------    ---------
Lehman Brothers Aggregate Bond Index*     3.63%     7.04%       8.47%
---------------------------------------   -------  --------    ---------

  This chart assumes an initial gross investment of $10,000 made on 12/31/86 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

  Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of U.S. bond market performance. It is a combination of several Lehman Brothers fixed income indexes.

                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

                                                 MOODY'S
                                                   BOND        PAR
                                                  RATING      VALUE
                                               (Unaudited)    (000)        VALUE
                                               ------------ ---------  --------------
U.S. GOVERNMENT AND AGENCY SECURITIES--14.7%
U.S. Treasury Notes--2.5%

 U.S. Treasury Notes 6.125%, '01                Aaa          $ 2,000    $ 1,991,520
                                                                         ------------
Agency Mortgage-Backed Securities--12.2%
 FHLMC 9%, '04                                  Aaa               23         22,993
 FHLMC 8.50%, '20                               Aaa              812        823,595
 FHLMC 6.65%, '23                               Aaa            1,890      1,865,940
 FNMA 7%, '07                                   Aaa              934        916,453
 FNMA 8.70%, '16                                Aaa              398        406,636
 FNMA 7.50%, '19                                Aaa            1,840      1,843,238
 FNMA 6.75%, '20                                Aaa            1,920      1,883,923
 GNMA 6.50%, '26                                Aaa            1,871      1,784,276
                                                                         ------------
                                                                          9,547,054
                                                                         ------------
TOTAL U.S. GOVERNMENT AND AGENCY
 SECURITIES
 (Identified cost $11,206,875)                                           11,538,574
                                                                         ------------
NON-CONVERTIBLE BONDS--35.3%
Asset-Backed Securities--7.2%
 Airplanes Pass Through Trust 1C 8.15%, '19     Baa            1,400      1,453,718
 Airplanes Pass Through Trust 1D 10.875%, '19   Ba               650        716,995
 Capital Equipment Receivable Trust 96-1, B
  6.57%, '01                                    Aa             1,250      1,255,273
 Green Tree Financial Corp. 96-4, A6 7.40%,
  '27                                           Aaa            1,250      1,259,180
 National Car Rental 96-1, A2 144A 6.80%, '00
  (b)                                           A(c)           1,000      1,004,687
                                                                         ------------
                                                                          5,689,853
                                                                         ------------
Conglomerates--0.4%
 Allied Waste North America 144A 10.25%, '06
  (b)                                           B                300        316,500
                                                                         ------------
Non-Agency Mortgage-Backed Securities--24.5%
 DLJ Mortgage Acceptance 94-M11, B1 8.10%,
  '04                                           Baa            1,380      1,408,031
 Eaglemark Trust 96-1, A 144A 6.25%, '02 (b)    Aaa              768        769,472
 Equitable Life 174, C1 144A 7.52%, '06 (b)     A              2,000      2,045,937
 Kidder Peabody Acceptance Corp. 94-C2, D
  7.18%, '05                                    BBB(c)           990        993,713
 Lehman Structured Securities Corp. 96-1, E1
  7.955%, '26                                   BBB(c)         1,229      1,248,659
 Merrill Lynch Mortgage, Inc. 95-C2, C 7.87%,
  '21                                           A              1,118      1,138,704
 Mortgage Capital Funding, Inc. 96-MC2, A3
  7.008%, '06                                   Aaa            2,000      1,998,125
 Residential Accredit Loans, Inc. 96-QS4,
  AI10 7.90%, '26                               AAA(c)           800        814,750
Non-Agency Mortgage-Backed Securities--continued
 Residential Asset Securitization Trust
  96-A8, C2 8%, '26                             AAA(c)       $   958    $   972,129
 Residential Funding Mortgage 93-S25, M3
  6.50%, '08                                    AA(c)            663        626,210
 Resolution Trust Corp. 93-C3, A4 6.55%, '24
  (g)                                           BBB(c)           219        218,621
 Resolution Trust Corp. 94-C2, D 8%, '25 (g)    BBB(c)           947        965,705
 Resolution Trust Corp. 95-1, M2 7.50%, '28     BBB(c)         1,338      1,352,663
 Ryland Mortgage Sec. Corp. 92-A, 1A 8.33%,
  '30                                           A-(c)            663        665,360
 Securitized Asset Sales, Inc. 95-A, M 7.53%,
  '24                                           Aa             1,808      1,790,103
 Structured Asset Securities Corp. 95-C1, B
  7.375%, '24                                   AA(c)          1,865      1,877,822
 Structured Asset Securities Corp. 96-CFL, C
  6.525%, '28                                   AA(c)            350        342,125
                                                                         ------------
                                                                         19,228,129
                                                                         ------------
Publishing, Broadcasting, Printing & Cable--1.8%
 Poland Communications, Inc. 144A 9.875%, '03
  (b)                                           B              1,400      1,391,782
                                                                         ------------
Retail--Food Service--0.2%
 ARA Services, Inc. 10.625%, '00                Ba               107        118,904
                                                                         ------------
Utility--Electric--1.2%
 Louisiana Power & Lighting 10.30%, '05         Baa              901        928,859
                                                                         ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $26,943,989)                                           27,674,027
                                                                         ------------
Foreign Government Securities--13.7%
Argentina--2.6%
 Republic of Argentina Discount L-GL Euro
  6.375%, '23 (d)                               B              1,300      1,003,438
 Republic of Argentina Par L-GP 5.25%, '23
  (d)                                           B              1,575      1,004,063
                                                                         ------------
                                                                          2,007,501
                                                                         ------------
Brazil--3.1%
 Republic of Brazil Discount ZL Euro 6.50%,
  '24 (d)                                       B              1,600      1,235,000
 Republic of Brazil Par Z-L Euro 4.25%, '24
  (d)                                           B              1,925      1,212,750
                                                                         ------------
                                                                          2,447,750
                                                                         ------------
Croatia--1.1%
 Croatia Series A 6.688%, '10 (d)               NR               925        895,516
                                                                         ------------

                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                                                 MOODY'S
                                                   BOND        PAR
                                                  RATING      VALUE
                                               (Unaudited)    (000)        VALUE
                                               ------------ ---------  --------------
Mexico--3.2%
 United Mexican Discount Series C 6.375%, '19
  (d) (e)                                       Ba           $   250    $   215,625
 United Mexican States 144A 7.563%, '01 (b)
  (d)                                           Baa              525        526,234
 United Mexican States Euro D 6.352%, '19
  (d)(e)                                        Ba             1,000        862,500
 United Mexican States Series A Euro 6.25%,
  '19 (e)                                       Ba               250        183,438
 United Mexican States Series B Euro 6.25%,
  '19 (e)                                       Ba             1,000        733,750
                                                                         ------------
                                                                          2,521,547
                                                                         ------------
Panama--2.2%
 Panama PDI PIK interest capitalization,
  6.75%, '16 (d)                                NR               575        455,677
 Panama PDI 144A, PIK interest
  capitalization, 6.75%, '16 (b) (d)            NR             1,600      1,267,972
                                                                         ------------
                                                                          1,723,649
                                                                         ------------
Russia--1.5%
 Russian Interest Notes WI 6.41% (d) (f)        NR             1,650      1,146,750
                                                                         ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $9,788,898)                                            10,742,713
                                                                         ------------
FOREIGN NON-CONVERTIBLE BONDS--8.1%
Bermuda--0.4%
 AES China Generating Co. Yankee 10.125%, '06
  (d)                                           Ba               275        285,313
                                                                         ------------
Chile--3.1%
 CSAV 144A 7.375%, '03 (b) (d)                  BBB(c)         1,240      1,221,400
 Petropower Funding 144A 7.36%, '14 (b)         BBB(c)         1,290      1,231,047
                                                                         ------------
                                                                          2,452,447
                                                                         ------------
Colombia--1.4%
 Centragas Yankee 144A 10.65%, '10 (b) (d)      BBB-(c)        1,028      1,108,967
                                                                         ------------
Indonesia--1.3%
 Asia Pulp & Paper Co. Yankee 11.75%, '05       Ba               925        996,688
                                                                         ------------
Mexico--1.9%
 Coca-Cola Femsa 8.95%,
  '06 (d)                                       Ba             1,500      1,501,875
                                                                         ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $6,165,488)                                             6,345,290
                                                                         ------------
MUNICIPAL BONDS--15.0%
California--1.6%
 Orange County Pension A 7.67%, '09             Aaa          $ 1,200    $ 1,251,276
                                                                         ------------
Florida--3.5%
 Dade County Ed. Facs. Authority 5.75%, '20     Aaa              335        339,114
 Palm Beach Waste Revenue Project B Taxable
  10.50%, '11                                   NR               920        915,667
 University Miami Exchange Revenue Taxable
  7.40%, '11                                    Aaa              250        254,880
 University Miami Exchange Revenue A Taxable
  7.65%, '20                                    Aaa            1,255      1,266,709
                                                                         ------------
                                                                          2,776,370
                                                                         ------------
Michigan--0.8%
 Hartland Consolidated School District
  5.125%, '22                                   Aaa              690        642,376
                                                                         ------------
Pennsylvania--5.7%
 Pennsylvania Economic Development Finance
  Authority 9.50%, '12                          NR             2,760      2,592,192
 Pennsylvania Economic Development Finance
  Authority 6.75%, '07                          NR             1,840      1,883,718
                                                                         ------------
                                                                          4,475,910
                                                                         ------------
Texas--0.8%
 Texas Turnpike Authority 5.25%, '23            Aaa              690        658,998
                                                                         ------------
Virginia--2.6%
 Newport News Taxable Series B 7.05%, '25       Aa               670        631,716
 Pittslyvania County Series B 7.65%, '10        NR             1,290      1,379,178
                                                                         ------------
                                                                          2,010,894
                                                                         ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $11,770,900)                                           11,815,824
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS--86.8%
 (Identified cost $65,876,150)                                           68,116,428
                                                                         ------------


                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)         VALUE
                                ------------ ---------  ----------------
SHORT-TERM OBLIGATIONS--13.3%
Commercial Paper--13.3%
 CXC, Inc. 6.85%, 1-2-97            A-1+      $ 3,210     $ 3,209,389
 Shell Oil Co. 6.40%, 1-2-97        A-1+        1,500       1,499,733
 Ciesco L.P. 5.375%, 1-7-97         A-1+        2,295       2,292,944
 General Electric Capital
  Corp. 5.28%, 1-8-97               A-1+          265         264,728
 Asset Securitization Corp.
  5.40%, 1-23-97                    A-1+        3,200       3,189,440
                                                         ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $10,456,234)                             10,456,234
                                                         ---------------
TOTAL INVESTMENTS--100.1%
 (Identified cost $76,332,384)                             78,572,662(a)
 Cash and receivables, less liabilities--(0.1%)               (80,798)
                                                         ---------------
NET ASSETS--100%                                          $78,491,864
                                                         ===============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,637,001 and gross depreciation of $396,723 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $76,332,384.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to a value of $10,883,998 or 13.9% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon; interest rate shown reflects the rate currently in effect.
(e) Rights incorporated as a unit.
(f) When issued.
(g) Segregated as collateral.

                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
 (Identified cost $76,332,384)                                $78,572,662
Cash                                                               14,966
Receivables
 Investment securities sold                                     1,262,052
 Fund shares sold                                                   4,342
 Interest                                                         977,462
Prepaid expenses                                                    9,642
                                                               ------------
  Total assets                                                 80,841,126
                                                               ------------
Liabilities
Payables
 Investment securities purchased                                1,791,375
 Fund shares repurchased                                          440,000
 Investment advisory fee                                           37,642
 Transfer agent fee                                                 4,443
 Financial agent fee                                                1,966
 Trustees' fee                                                      1,675
 Distribution fee                                                   1,473
Accrued expenses                                                   70,688
                                                               ------------
  Total liabilities                                             2,349,262
                                                               ------------
Net Assets                                                    $78,491,864
                                                               ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest              $75,916,251
Undistributed net investment income                                33,752
Accumulated net realized gain                                     301,583
Net unrealized appreciation                                     2,240,278
                                                               ------------
Net Assets                                                    $78,491,864
                                                               ============
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $71,482,361)              2,103,969
Net asset value and offering price per share                       $33.98
Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,009,503)                 206,320
Net asset value and offering price per share                       $33.97


                           STATEMENT OF OPERATIONS
                         FROM INCEPTION MARCH 1, 1996
                             TO DECEMBER 31, 1996

Investment Income
Interest                                                   $4,424,498
                                                            -----------
   Total investment income                                  4,424,498
                                                            -----------
Expenses
Investment advisory fee                                       258,587
Distribution fee--Class Y                                      14,323
Financial agent fee                                            17,239
Registration                                                   97,423
Transfer agent                                                 41,646
Professional                                                   21,982
Custodian                                                      16,700
Trustees                                                       14,200
Printing                                                       11,888
Miscellaneous                                                   8,740
                                                            -----------
   Total expenses                                             502,728
   Less expenses borne by investment adviser                 (172,354)
                                                            -----------
   Net expenses                                               330,374
                                                            -----------
Net investment income                                       4,094,124
                                                            -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             1,618,621
Net realized gain on foreign currency transactions              5,803
                                                            -----------
  Net realized gain                                         1,624,424
                                                            -----------
Net change in unrealized appreciation on investments end
  of period                                                 2,240,278
Less net unrealized appreciation in connection with
  PHL Pooled Separate Account P                             2,636,529
                                                            -----------
  Net change in unrealized appreciation
    (depreciation)                                           (396,251)
                                                            -----------
Net gain on investments                                     1,228,173
                                                            -----------
Net increase in net assets resulting from operations       $5,322,297
                                                            ===========


                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                              From Inception
                                                                                             March 1, 1996 to
                                                                                             December 31, 1996
                                                                                             ------------------
From Operations
 Net investment income                                                                         $  4,094,124
 Net realized gain                                                                                1,624,424
 Net change in unrealized appreciation (depreciation)                                              (396,251)
                                                                                             -----------------
 Increase in net assets resulting from operations                                                 5,322,297
                                                                                             -----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                  (3,719,461)
 Net investment income--Class Y                                                                    (374,664)
 In excess of net investment income--Class X                                                        (19,201)
 In excess of net investment income--Class Y                                                         (1,934)
 Net realized gains--Class X                                                                     (1,199,095)
 Net realized gains--Class Y                                                                       (118,493)
                                                                                             -----------------
 Decrease in net assets from distributions to shareholders                                       (5,432,848)
                                                                                             -----------------
From Share Transactions
Class X
 Proceeds from sales of shares (538,250 shares)                                                  18,818,739
 Net asset value of shares issued from reinvestment of distributions (123,928 shares)             4,187,321
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account P (1,774,264 shares)                                                          60,037,092
 Cost of shares repurchased (332,473 shares)                                                    (11,414,976)
                                                                                             -----------------
Total                                                                                            71,628,176
                                                                                             -----------------
Class Y
 Proceeds from sales of shares (34,115 shares)                                                    1,164,449
 Net asset value of shares issued from reinvestment of distributions (14,700 shares)                495,088
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account P (196,803 shares)                                                             6,659,369
 Cost of shares repurchased (39,298 shares)                                                      (1,344,667)
                                                                                             -----------------
Total                                                                                             6,974,239
                                                                                             -----------------
 Increase in net assets from share transactions                                                  78,602,415
                                                                                             -----------------
 Net increase in net assets                                                                      78,491,864
Net Assets
 Beginning of period                                                                                      0
                                                                                             -----------------
 End of period (including undistributed net investment income of $33,752)                      $ 78,491,864
                                                                                             =================

                      See Notes to Financial Statements

Institutional Managed Bond Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                          Class X          Class Y
                                                     ----------------  ----------------
                                                      From Inception    From Inception
                                                         3/1/96 to        3/1/96 to
                                                         12/31/96          12/31/96
                                                     ----------------  ----------------
Net asset value, beginning of period                       $33.84           $33.84
Income from investment operations
 Net investment income                                       2.03(3)(4)       1.98(3)(4)
 Net realized and unrealized gain (loss)                     0.69             0.66
                                                        --------------  ---------------
  Total from investment operations                           2.72             2.64
                                                        --------------  ---------------
Less distributions
 Dividends from net investment income                       (1.96)           (1.89)
 Distribution in excess of net investment income            (0.01)           (0.01)
 Distributions from net realized gains                      (0.61)           (0.61)
                                                        --------------  ---------------
  Total distributions                                       (2.58)           (2.51)
                                                        --------------  ---------------
Change in net asset value                                    0.14             0.13
                                                        --------------  ---------------
Net asset value, end of period                             $33.98           $33.97
                                                        ==============  ===============
Total return                                                 8.24%(2)         7.98%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)                     $71,482           $7,010
Ratio to average net assets of:
 Operating expenses                                          0.55%(1)         0.80%(1)
 Net investment income                                       7.15%(1)         6.91%(1)
Portfolio turnover                                            199%(2)          199%(2)

(1) Annualized

(2) Not annualized

(3) Computed using average shares outstanding.

(4) Includes reimbursement of operating expenses by investment adviser of $0.09 and $0.09 per share, respectively.

                      See Notes to Financial Statements

INSTITUTIONAL GROWTH STOCK PORTFOLIO

INVESTMENT ADVISER'S REPORT

  Aided by record mutual fund inflows and corporate share buybacks, the U.S. equity market continued to climb dramatically higher in 1996, breaking one record after another in its wake. The widely followed Dow Jones Industrial Average finished the year at a remarkable 6448 -- some 1331 points above where it stood twelve months ago. Given last year's investment climate of slower earnings growth and higher interest rates, combined with the stellar equity returns posted during 1995, many on Wall Street were surprised by the stock market's continued strength.

  Market volatility increased and sector rotation intensified during 1996, as investor opinion shifted dramatically over the direction of the economy and interest rates. We believe that this type of market environment should be expected in the later stages of a long bull market as it illustrates some of the uncertainty felt by investors. In the end, large-cap stocks significantly outdistanced their small-cap counterparts, while technology and finance companies provided some of last year's biggest gains.

  For the twelve-month reporting period ended December 31, 1996, Phoenix Duff & Phelps Institutional Growth Stock Portfolio's class X shares returned 11.34% and its class Y shares earned 11.06%. During the same period, the Standard & Poor's 500 Stock Index, an unmanaged, commonly used measure of stock performance, returned 23.25% over the same period. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  Our equity exposure in the consumer cyclical sector as well as weakness in some of our health care and technology holdings held back performance during this reporting period. Positive contributors included our strong stock selection in the energy and basic materials sectors as well as our decision to overweight the strongly performing capital goods sector. Some of our best individual performers during this period included such companies as Diamond Offshore Drilling, Monsanto, Intel, Microsoft and SunAmerica.

  In a market caught between long-term concerns and intermediate opportunities, we are maintaining exposure to growth companies that have some sensitivity to the domestic economy and/or foreign sales growth. This includes our 21st Century Medicine theme, which identifies companies that offer innovative solutions to pressing health care problems. Deregulating Financial Services, another high conviction theme, capitalizes on companies that can benefit from the demographic shift to savings and investments and the continued trend of government deregulation. Lastly, we continue to emphasize our Energy Technology theme which represents energy service firms that provide productivity enhancing solutions to exploration and production companies.

  After two back-to-back years of powerful performance, the equity risk level is rising. We believe that the key to 1997 outperformance lies in taking advantage of market inefficiencies within a volatile trading range combined with individual stock selection. Moving forward, we believe our key investment themes will serve us well in this environment, given their ability to capture change and identify strong earnings growth in a timely manner. As of December 31, 1996, the Fund's asset allocation mix was 96.4% equities and 3.6% cash equivalents.

Institutional Growth Stock Portfolio

--------------------------------------------------------------------------------
                       [LINE CHART]

                 Institutional Growth stock      S&P 500 Stock
                     Portfolio-Class X              Index*

12/31/86                  10000                     10000
12/31/87                  10864.3                   10517.3
12/31/88                  12658.9                   12252.7
12/31/89                  17179                     16104.4
12/31/90                  17736.6                   15589.9
12/31/91                  24934.1                   20351.6
12/31/92                  25480.9                   21916.8
12/31/93                  28039.3                   24108.5
12/31/94                  27786.9                   24427.5
12/31/95                  37435.9                   33589.6
12/31/96                  41679.7                   41398.3
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods
Ending 12/31/96

                           1 Year   5 Years    10 Years
------------------------  --------  --------------------
Class X                    11.34%    10.82%     15.34%
------------------------   -------  --------    ---------
Class Y                    11.06%    10.55%     15.06%
------------------------   -------  --------    ---------
S & P 500 Stock Index*     23.25%    15.26%     15.27%
------------------------   -------  --------    ---------

  This chart assumes an initial gross investment of $10,000 made on 12/31/86 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

  Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

  *The S & P 500 Stock Index is an unmanaged but commonly used measure of stock return performance.

Institutional Growth Stock Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

                                              SHARES       VALUE
                                             --------  ---------------
COMMON STOCKS--92.3%
Aerospace & Defense--3.2%
 Boeing Co.                                   16,300    $  1,733,912
 United Technologies Corp.                    25,400       1,676,400
                                                        --------------
                                                           3,410,312
                                                        --------------
Banks--6.8%
 BankAmerica Corp.                            17,700       1,765,575
 Chase Manhattan Corp.                        20,000       1,785,000
 Citicorp                                     17,400       1,792,200
 Nationsbank Corp.                            18,500       1,808,375
                                                        --------------
                                                           7,151,150
                                                        --------------
Beverages--1.4%
 Seagram Ltd.                                 39,400       1,526,750
                                                        --------------
Chemical--1.6%
 Monsanto Co.                                 42,700       1,659,962
                                                        --------------
Computer Software & Services--7.7%
 Computer Associates International, Inc.      26,600       1,323,350
 Computer Sciences Corp. (b)                  19,600       1,609,650
 First Data Corp.                             41,400       1,511,100
 Microsoft Corp. (b)                          26,000       2,148,250
 Oracle Corp. (b)                             37,300       1,557,275
                                                        --------------
                                                           8,149,625
                                                        --------------
Conglomerates--2.7%
 Thermo Electron Corp. (b)                    31,300       1,291,125
 Tyco International Ltd.                      29,900       1,580,962
                                                        --------------
                                                           2,872,087
                                                        --------------
Cosmetics & Soaps--3.1%
 Colgate Palmolive Co.                        17,500       1,614,375
 Estee Lauder Co. Class A                     33,900       1,724,662
                                                        --------------
                                                           3,339,037
                                                        --------------

Diversified Financial Services--6.5%
 Associates First Capital Corp. Class A       35,800       1,579,675
 Federal National Mortgage Assoc.             54,000       2,011,500
 First USA, Inc.                              48,000       1,662,000
 Travelers Group, Inc.                        35,533       1,612,310
                                                        --------------
                                                           6,865,485
                                                        --------------
Diversified Miscellaneous--4.2%
 CUC International, Inc. (b)                  45,100       1,071,125
 Duracell International, Inc.                 25,200       1,760,850
 Equifax, Inc.                                50,800       1,555,750
                                                        --------------
                                                           4,387,725
                                                        --------------
Electrical Equipment--1.6%
 Raychem Corp.                                21,400       1,714,675
                                                        --------------
Electronics--5.6%
 Applied Materials, Inc. (b)                  35,300       1,268,594
 Intel Corp.                                  15,800       2,068,812
 Perkin Elmer Corp.                           28,200       1,660,275
 Xilinx, Inc. (b)                             24,700         909,269
                                                        --------------
                                                           5,906,950
                                                        --------------
Entertainment, Leisure & Gaming--1.5%
 Walt Disney Co.                              22,300       1,552,637
                                                        --------------
Food--1.5%
 Ralston-Ralston Purina Group                 21,000    $  1,540,875
                                                        --------------
Healthcare--Drugs--5.4%
 Biochem Pharmaceutical, Inc. (b)             17,300         869,325
 Genzyme Corp. (b)                            33,800         735,150
 Lilly (Eli) & Co.                            27,900       2,036,700
 Merck & Co., Inc.                            26,000       2,060,500
                                                        --------------
                                                           5,701,675
                                                        --------------
Hospital Management & Services--1.2%
 Columbia/HCA Healthcare Corp.                31,300       1,275,475
                                                        --------------
Insurance--2.2%
 Allstate Corp.                               21,800       1,261,675
 SunAmerica, Inc.                             24,700       1,096,062
                                                        --------------
                                                           2,357,737
                                                        --------------
Machinery--2.4%
 Deere & Co.                                  30,300       1,230,938
 Dover Corp.                                  26,000       1,306,500
                                                        --------------
                                                           2,537,438
                                                        --------------
Medical Products & Supplies--5.0%
 Boston Scientific Corp. (b)                  27,100       1,626,000
 Guidant Corp.                                19,000       1,083,000
 Johnson & Johnson                            25,800       1,283,550
 Medtronic, Inc.                              19,200       1,305,600
                                                        --------------
                                                           5,298,150
                                                        --------------
Natural Gas--2.9%
 Apache Corp.                                 43,100       1,524,662
 Burlington Resources, Inc.                   30,700       1,546,513
                                                        --------------
                                                           3,071,175
                                                        --------------
Oil Service & Equipment--7.8%
 BJ Services Co. (b)                          25,400       1,295,400
 Diamond Offshore Drilling (b)                21,500       1,225,500
 ENSCO International, Inc. (b)                26,000       1,261,000
 Halliburton Co.                              26,200       1,578,550
 Schlumberger Ltd.                            15,300       1,528,088
 Western Atlas, Inc. (b)                      18,500       1,311,187
                                                        --------------
                                                           8,199,725
                                                        --------------
Paper & Forest Products--1.6%
 Kimberly Clark Corp.                         17,700       1,685,925
                                                        --------------
Pollution Control--2.5%
 U.S.A. Waste Services, Inc. (b)              43,100       1,373,812
 U.S. Filter Corp. (b)                        41,500       1,317,625
                                                        --------------
                                                           2,691,437
                                                        --------------
Professional Services--1.0%
 ADT Ltd. (b)                                 47,300       1,081,988
                                                        --------------
Retail--6.7%
 CVS Corp.                                    39,600       1,638,450
 Home Depot, Inc.                             31,000       1,553,875
 Lowe's Companies, Inc.                       42,600       1,512,300
 Price/Costco, Inc. (b)                       52,400       1,316,550
 Staples, Inc. (b)                            58,600       1,058,463
                                                        --------------
                                                           7,079,638
                                                        --------------

                      See Notes to Financial Statements

Institutional Growth Stock Portfolio

                                         SHARES      VALUE
                                        --------  -------------
Telecommunications Equipment--3.2%
 Ascend Communications, Inc. (b)         14,900   $    925,663
 Cascade Communications Corp. (b)        16,000        882,000
 Cisco Systems, Inc. (b)                 24,800      1,577,900
                                                   -----------
                                                     3,385,563
                                                   -----------
Tobacco--1.5%
 Philip Morris Companies, Inc.           14,500      1,633,063
                                                   -----------
Utility-Telephone--1.5%
 SBC Communications, Inc.                30,000      1,552,500
                                                   -----------

TOTAL COMMON STOCKS
 (Identified cost $81,884,653)                      97,628,759
                                                   -----------
FOREIGN COMMON STOCKS--4.1%
Chemical--1.4%
 Potash Corp. of Saskatchewan, Inc.
  (Canada)                               17,000      1,445,000
                                                   -----------
Cosmetics & Soaps--2.1%
 Unilever NV (Netherlands)               12,600      2,208,150
                                                   -----------
Textile & Apparel--0.6%
 Gucci Group NV-NY (Italy)                9,900        632,363
                                                   -----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $3,722,472)                        4,285,513
                                                   -----------
TOTAL LONG-TERM INVESTMENTS--96.4%
 (Identified cost $85,607,125)                     101,914,272
                                                   -----------


                              STANDARD &
                                POOR'S
                                RATING     PAR VALUE
                              (Unaudited)    (000)        VALUE
                             ------------  ---------  ---------------
SHORT-TERM OBLIGATIONS--2.7%
Commercial Paper--2.7%
 AlliedSignal, Inc., 6.10%,
   1-2-97                       A-1         $  825     $    824,860
 Campbell Soup Co. 6.75%,
   1-2-97                       A-1+         2,030        2,029,620
                                                       --------------
                                                          2,854,480
                                                       --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $2,854,480)                             2,854,480
                                                       --------------
TOTAL INVESTMENTS--99.1%
 (Identified cost $88,461,605)                          104,768,752(a)
 Cash and receivables, less liabilities--0.9%               947,705
                                                       --------------
NET ASSETS--100.0%                                     $105,716,457
                                                       ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $17,686,428 and gross depreciation of $1,499,620 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $88,581,944.
(b) Non-income producing.

                      See Notes to Financial Statements

Institutional Growth Stock Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
 (Identified cost $88,461,605)                                $104,768,752
Cash                                                                12,402
Receivables
 Investment securities sold                                      1,768,719
 Dividends and interest                                             76,774
 Fund shares sold                                                  947,711
Prepaid expenses                                                    10,964
                                                              --------------
  Total assets                                                 107,585,322
                                                              --------------

Liabilities
Payables
 Investment securities purchased                                 1,636,901
 Fund shares repurchased                                             2,036
 Investment advisory fee                                           121,351
 Transfer agent fee                                                  5,966
 Distribution fee                                                    4,848
 Financial agent fee                                                 3,630
 Trustees' fee                                                       1,575
Accrued expenses                                                    92,558
                                                              --------------
  Total liabilities                                              1,868,865
                                                              --------------
Net Assets                                                    $105,716,457
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $ 75,928,438
Undistributed net investment income                                 66,653
Accumulated net realized gain                                   13,414,219
Net unrealized appreciation                                     16,307,147
                                                              --------------
Net Assets                                                    $105,716,457
                                                              ==============

Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $82,738,934)               1,744,768

Net asset value and offering price per share                        $47.42
Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $22,977,523)                 484,477

Net asset value and offering price per share                        $47.43


                           STATEMENT OF OPERATIONS
                         FROM INCEPTION MARCH 1, 1996
                             TO DECEMBER 31, 1996

Investment Income
Dividends                                                  $  1,444,837
Interest                                                        590,345
                                                           --------------
  Total investment income                                     2,035,182
                                                           --------------
Expenses
Investment advisory fee                                         906,089
Distribution fee--Class Y                                        47,509
Financial agent fee                                              45,304
Registration                                                    120,373
Transfer agent                                                   49,450
Custodian                                                        26,400
Professional                                                     25,900
Printing                                                         16,400
Trustees                                                         14,100
Miscellaneous                                                    15,097
                                                           --------------
  Total expenses                                              1,266,622
  Less expenses borne by investment adviser                    (162,010)
                                                           --------------
  Net expenses                                                1,104,612
                                                           --------------
Net investment income                                           930,570
                                                           --------------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                              28,236,344
Net realized gain on foreign currency transactions                   92
                                                           --------------
  Net realized gain                                          28,236,436
                                                           --------------
Net change in unrealized appreciation on investments end
  of period                                                  16,307,147
Less net unrealized appreciation in connection with PHL
  Pooled Separate Account S                                  28,742,823
                                                           --------------
  Net change in unrealized appreciation
    (depreciation)                                          (12,435,676)
                                                           --------------
Net gain on investments                                      15,800,760
                                                           --------------
Net increase in net assets resulting from operations       $ 16,731,330
                                                           ==============

                      See Notes to Financial Statements

Institutional Growth Stock Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                              From Inception
                                                                                             March 1, 1996 to
                                                                                             December 31, 1996
                                                                                             ------------------
From Operations
 Net investment income                                                                         $     930,570
 Net realized gain                                                                                28,236,436
 Net change in unrealized appreciation (depreciation)                                            (12,435,676)
                                                                                             -----------------
 Increase in net assets resulting from operations                                                 16,731,330
                                                                                             -----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                     (835,353)
 Net investment income--Class Y                                                                      (86,185)
 Net realized gains--Class X                                                                     (12,433,098)
 Net realized gains--Class Y                                                                      (2,389,027)
                                                                                             -----------------
 Decrease in net assets from distributions to shareholders                                       (15,743,663)
                                                                                             -----------------
From Share Transactions
Class X
 Proceeds from sales of shares (200,121 shares)                                                    9,732,878
 Net asset value of shares issued from reinvestment of distributions (275,344 shares)             13,268,434
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account S (3,807,589 shares)                                                                   182,803,604
 Cost of shares repurchased (2,538,286 shares)                                                  (124,359,905)
                                                                                             -----------------
Total                                                                                             81,445,011
                                                                                             -----------------
Class Y
 Proceeds from sales of shares (68,980 shares)                                                     3,405,171
 Net asset value of shares issued from reinvestment of distributions (51,358 shares)               2,475,206
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account S (493,631 shares)                                                                      23,699,396
 Cost of shares repurchased (129,492 shares)                                                      (6,295,994)
                                                                                             -----------------
Total                                                                                             23,283,779
                                                                                             -----------------
 Increase in net assets from share transactions                                                  104,728,790
                                                                                             -----------------
 Net increase in net assets                                                                      105,716,457
Net Assets
 Beginning of period                                                                                       0
                                                                                             -----------------
 End of period (including undistributed net investment income of $66,653)                      $ 105,716,457
                                                                                             =================

                      See Notes to Financial Statements

Institutional Growth Stock Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                 Class X           Class Y
                                            ----------------   ----------------
                                              From Inception   From Inception
                                                3/1/96 to         3/1/96 to
                                                 12/31/96         12/31/96
                                            ----------------   ----------------
Net asset value, beginning of period              $48.01            $48.01
Income from investment operations(5)
 Net investment income                              0.34(4)           0.18(4)
 Net realized and unrealized gain (loss)            4.89              4.95
                                               --------------  ---------------
  Total from investment operations                  5.23              5.13
                                               --------------  ---------------
Less distributions
 Dividends from net investment income              (0.30)            (0.19)
 Distributions from net realized gains             (5.52)            (5.52)
                                               --------------  ---------------
  Total distributions                              (5.82)            (5.71)
                                               --------------  ---------------
Change in net asset value                          (0.59)            (0.58)
                                               --------------  ---------------
Net asset value, end of period                    $47.42            $47.43
                                               ==============  ===============
Total return                                       10.71%(2)         10.48%(2)
Ratios/supplemental data:
Net assets, end of period (thousands)            $82,739           $22,978
Ratio to average net assets of:
 Operating expenses                                 0.70%(1)          0.95%(1)
 Net investment income                              0.65%(1)          0.39%(1)
Portfolio turnover                                    99%(2)            99%(2)
Average commission rate paid(3)                  $0.0543           $0.0543

(1) Annualized

(2) Not annualized

(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

(4) Includes reimbursement of operating expenses by investment adviser of $0.04 and $0.04, respectively, computed using average shares outstanding.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.


                      See Notes to Financial Statements

INSTITUTIONAL MONEY MARKET PORTFOLIO

INVESTMENT ADVISOR'S REPORT

Over the last twelve months, Phoenix Duff & Phelps Institutional Money Market Portfolio continued to produce strong results for its shareholders. As of December 31, 1996, the current yield on the Fund's Class X and Y shares were 5.15% and 4.90%, respectively, as compared with the 4.82% average yield of taxable money market funds reported by IBC Donoghue's Money Market Report. The current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven-day period preceding the date of calculation by the average daily net asset value per share for the same period, with the resulting figure multiplied by 365.

Shifting market opinion over the direction of the U.S. economy was responsible for much of the volatility in short-term interest rates during this latest twelve-month reporting period. In January, the Central Bank cut the Fed Funds Rate from 5.50% to 5.25% in an effort to stimulate what was believed to be a sluggish economy. Although it was widely anticipated that the Federal Reserve would have to lower rates again, a surprisingly strong February employment report provided conflicting evidence about the economy's health. As more data became available, it became evident that the economy had grown robustly during the first half of 1996. During this period, short-term interest rates were moved higher as the financial markets had to consider the threat of future inflation.

By late summer, the consensus view on Wall Street shifted once again as signs of more moderate economic growth became increasingly apparent and concerns over inflation declined. With the exception of the last few weeks in December, short-term interest rates trended lower for the remainder of this reporting period. In the end, despite all these market gyrations during 1996, the 90-day Treasury bill finished the year yielding 5.19%--only 12 basis points higher than where it stood one year ago.

Looking ahead, the Fund continues to focus on high-quality assets as represented by the portfolio's average credit quality of A1/P1 as of December 31, 1996. In terms of our asset allocation strategy, we are currently emphasizing top-tier commercial paper and U.S. Government obligations. As always, we remain committed to carefully monitoring the short-term markets for attractive investment opportunities.


--------------------------------------------------------------------------------
[LINE CHART]

MONTHLY YIELD COMPARISON

                IBC Donoghue Money        Money Market
                  Fund Report***           Portfolio


1/96                  5.03%                5.29%
2/96                  4.8                  4.98
3/96                  4.69                 4.81
4/96                  4.68                 5.07
5/96                  4.67                 5.05
6/96                  4.7                  5.06
7/96                  4.73                 5.1
8/96                  4.74                 5.13
9/96                  4.75                 5.18
10/96                 4.75                 5.06
11/96                 4.75                 5.04
12/96                 4.78                 5.12
--------------------------------------------------------------------------------


  Money market monthly yield is the average annualized yield, without compounding, for the 30-day period ending on the last day of the month indicated.
**Average monthly yield of taxable Money Market funds as reported by IBC
  Donoghue's Money Fund Report.

Average Annual Total Returns for Periods Ending 12/31/96

                   1 Year    5 Years    10 Years
 ----------------  -------- --------- -----------
Class X             5.53%     4.31%      5.90%
 ----------------  -------   --------    ---------
Class Y             5.24%     3.94%      5.51%
 ----------------  -------   --------    ---------
90-day T-bills*     5.25%     4.37%      5.67%
 ----------------  -------   --------    ---------

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). The total return assumes reinvestment of dividends and capital gains. Returns indicate past performance, which is not indicative of future performance. The Institutional Money Market Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

*90-day Treasury bills as reported by Salomon Brothers.

Institutional Money Market Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

  Face
 Amount                                       Interest    Maturity
  (000)          Description                    Rate        Date        Value
-------- ---------------------------          --------- -----------  -----------
FEDERAL AGENCY SECURITIES--0.4%
$   70     Federal Home Loan Mortgage Assoc.    5.28%     01/31/97    $   69,692
                                                                       ---------
                                                            Reset
                                                            Date
                                                          ---------
FEDERAL AGENCY SECURITIES--VARIABLE--21.4% (b)
   500     Federal Home Loan Banks (final
           maturity 01/14/97)                   5.70      01/02/97       500,000
 1,500     Student Loan Marketing Assoc.
           (final maturity 11/24/97)            5.39      01/07/97     1,500,000
 1,000     Student Loan Marketing Assoc.
           (final maturity 02/22/99)            5.42      01/07/97     1,000,000
   700     Federal National Mortgage Assoc.
           (final maturity 12/14/98)            5.18      03/14/97       699,249
                                                                       ---------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                              3,699,249
                                                                       ---------

                                     Standard
                                     & Poor's
                                      Rating     Interest    Maturity
                                   (Unaudited)     Rate       Date         Value
                                   ------------ ----------------------  ------------
COMMERCIAL PAPER--55.0%
295     Shell Oil Co.               A-1+           6.25      01/02/97     294,949
640     Abbott Laboratories         A-1+           5.75      01/07/97     639,387
200     Cargill, Inc.               A-1+           5.43      01/10/97     199,728
210     Heinz (H.J.) Co.            A-1+           5.40      01/10/97     209,716
350     Exxon Imperial U.S., Inc.   A-1+           5.41      01/13/97     349,369
500     Greenwich Funding Corp.     A-1+           5.60      01/15/97     498,911
150     Preferred Receivables
        Funding Corp.               A-1            5.35      01/16/97     149,666
500     General Electric Capital
        Corp.                       A-1+           6.00      01/18/97     499,417
400     Cargill, Inc.               A-1+           5.41      01/22/97     398,738
173     General Electric Capital
        Corp.                       A-1+           5.31      01/22/97     173,000
250     AlliedSignal, Inc.          A-1            5.65      01/23/97     249,137
325     Albertson's, Inc.           A-1            5.48      01/29/97     323,615

                                 Standard
  Face                           & Poor's
 Amount                           Rating    Interest    Maturity
  (000)       Description      (Unaudited)    Rate        Date          Value
--------  --------------------------------  --------- -----------  ----------------
COMMERCIAL PAPER--continued
$500       United Parcel
           Service, Inc.        A-1+          5.35      01/30/97     $   497,845
 400       Heinz (H.J.) Co.     A-1+          5.40      02/03/97         398,020
 320       Kellogg Co.          A-1+          5.35      02/05/97         318,335
 195       Kellogg Co.          A-1+          5.37      02/07/97         193,924
 500       Vermont American
           Corp.                A-1+          5.47      02/07/97         497,189
 500       Schering Corp.       A-1+          5.40      02/11/97         496,925
 255       Corporate
           Receivables Corp.    A-1           5.37      02/12/97         253,402
 150       Preferred
           Receivables Funding
           Corp.                A-1           5.35      02/13/97         149,041
 350       Goldman Sachs & Co.  A-1+          5.35      02/14/97         347,711
 300       Receivables Capital
           Corp.                A-1+          5.40      02/14/97         298,020
  25       Corporate
           Receivables Corp.    A-1           5.35      02/20/97          24,814
 500       Southwestern Bell
           Telephone Co.        A-1+          5.43      02/25/97         495,852
 500       Bellsouth
           Telecommunications,
           Inc.                 A-1+          5.34      03/04/97         495,402
 380       First Deposit
           Funding Trust        A-1+          5.33      03/14/97         375,949
 400       CXC, Inc.            A-1+          5.32      03/17/97         395,567
 300       Receivables Capital
           Corp.                A-1+          5.39      05/01/97         294,610
                                                                    ---------------
 TOTAL COMMERCIAL PAPER                                                9,518,239
                                                                    ---------------
 TOTAL INVESTMENTS--76.8%
  (Identified cost $13,287,180)                                       13,287,180(a)
  Cash and receivables, less liabilities--23.2%                        4,024,005
                                                                    ---------------
 NET ASSETS--100.0%                                                  $17,311,185
                                                                    ===============

(a) Federal Income Tax Information: At December 31, 1996, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect.

                      See Notes to Financial Statements

Institutional Money Market Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
  (Identified cost $13,287,180)                               $13,287,180
Cash                                                               22,181
Receivables
 Fund shares sold                                               4,579,358
 Interest                                                          22,925
 Receivable from adviser                                           35,210
                                                               ------------
  Total assets                                                 17,946,854
                                                               ------------

Liabilities
Payables
 Fund shares repurchased                                          569,348
 Dividend distributions                                            14,638
 Transfer agent fee                                                 3,802
 Trustees' fee                                                      1,375
 Distribution fee                                                     448
 Financial agent fee                                                  324
Accrued expenses                                                   45,734
                                                               ------------
  Total liabilities                                               635,669
                                                               ------------
Net Assets                                                    $17,311,185
                                                               ============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $17,311,185
                                                               ------------
Net Assets                                                    $17,311,185
                                                               ============
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,181,531)             15,181,531

Net asset value and offering price per share                        $1.00

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,129,654)               2,129,654

Net asset value and offering price per share                        $1.00

                           STATEMENT OF OPERATIONS
                         FROM INCEPTION MARCH 1, 1996
                             TO DECEMBER 31, 1996

Investment Income
Interest                                         $ 608,661
                                                  ----------
  Total investment income                          608,661
                                                  ----------
Expenses
Investment advisory fee                             28,000
Distribution fee--Class Y                            5,661
Financial agent fee                                  3,360
Registration                                        28,589
Transfer agent                                      38,616
Professional                                        18,900
Trustees                                            13,900
Printing                                            10,688
Custodian                                            7,000
Miscellaneous                                          728
                                                  ----------
  Total expenses                                   155,442
  Less expenses borne by investment adviser       (110,582)
                                                  ----------
  Net expenses                                      44,860
                                                  ----------
Net investment income                              563,801
                                                  ----------
Net increase in net assets resulting from
  operations                                     $ 563,801
                                                  ==========

                      See Notes to Financial Statements

Institutional Money Market Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                              From Inception
                                                                                             March 1, 1996 to
                                                                                             December 31, 1996
                                                                                             ------------------
From Operations
 Net investment income                                                                         $    563,801
                                                                                             -----------------
 Increase in net assets resulting from operations                                                   563,801
                                                                                             -----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                    (454,271)
 Net investment income--Class Y                                                                    (109,530)
                                                                                             -----------------
 Decrease in net assets from distributions to shareholders                                         (563,801)
                                                                                             -----------------
From Share Transactions
Class X
 Proceeds from sales of shares (17,010,234 shares)                                               17,010,234
 Net asset value of shares issued from reinvestment of distributions (438,107 shares)               438,107
 Net asset value of shares issued in conjunction with conversion of PHL Pooled
  Separate Account G (8,106,057 shares)                                                           8,106,057
 Cost of shares repurchased (10,372,867 shares)                                                 (10,372,867)
                                                                                             -----------------
Total                                                                                            15,181,531
                                                                                             -----------------
Class Y
 Proceeds from sales of shares (2,849,561 shares)                                                 2,849,561
 Net asset value of shares issued from reinvestment of distributions (105,240 shares)               105,240
 Net asset value of shares issued in conjunction with conversion of PHL
  Pooled Separate Account G (2,666,813 shares)                                                    2,666,813
 Cost of shares repurchased (3,491,960 shares)                                                   (3,491,960)
                                                                                             -----------------
Total                                                                                             2,129,654
                                                                                             -----------------
 Increase in net assets from share transactions                                                  17,311,185
                                                                                             -----------------
 Net increase in net assets                                                                      17,311,185
Net Assets
 Beginning of period                                                                                      0
                                                                                             -----------------
 End of period                                                                                 $ 17,311,185
                                                                                             =================

                      See Notes to Financial Statements

Institutional Money Market Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                              Class X          Class Y
                                         ----------------  ----------------
                                          From Inception    From Inception
                                             3/1/96 to        3/1/96 to
                                             12/31/96          12/31/96
                                         ----------------  ----------------
Net asset value, beginning of period            $1.00            $1.00
Income from investment operations
 Net investment income                          0.043(1)         0.040(1)
                                            --------------  ---------------
  Total from investment operations              0.043            0.040
                                            --------------  ---------------
Less distributions
 Dividends from net investment income          (0.043)          (0.040)
                                            --------------  ---------------
Change in net asset value                          --               --
                                            --------------  ---------------
Net asset value, end of period                  $1.00            $1.00
                                            ==============  ===============
Total return                                     4.34%(3)         4.11%(3)

Ratios/supplemental data:
Net assets, end of period (thousands)         $15,182          $ 2,130

Ratio to average net assets of:
 Operating expenses                              0.35%(2)         0.60%(2)
 Net investment income                           5.08%(2)         4.84%(2)

(1) Includes reimbursement of operating expenses by investment adviser of for less than $0.01.
(2) Annualized
(3) Not annualized

                      See Notes to Financial Statements

INSTITUTIONAL U.S. GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT ADVISER'S REPORT

  While it may have been another record year for U.S. equities, the bond market produced mixed results. Shifting market opinion over the direction of the U.S. economy contributed to much of the volatility in interest rates during 1996. As measured by the two-year Treasury note, short-term interest rates started the year at 5.2%, climbed as high as 6.4% in July, and finished 1996 yielding 5.9%. Surprisingly strong economic growth led to rekindled inflation fears, which plagued the bond market during the first half of the year. Fortunately, by late summer, market sentiment turned positive again and interest rates moved downward allowing investors to recoup their earlier losses.

  The Phoenix Duff & Phelps Institutional U.S. Government Securities Portfolio produced strong results during 1996. For the twelve months ended December 31, 1996, the Fund's class X shares returned 5.21% and class Y shares earned 4.87%. Over the same reporting period, the Lehman Brothers 1 to 3 year Government Bond Index returned 5.09%. All of these figures assume reinvestment of any distributions, but exclude the effect of sales charges.

  During the year, the Fund benefited from its significant exposure to mortgage-backed securities. Specifically, short duration mortgage-backed securities provided higher relative returns versus short duration U.S. Treasuries. Given our belief that mortgage-backed securities continue to represent the best relative value when compared to other U.S. government securities, we remain overweighted in this fixed-income sector. As of year-end, we are maintaining a short duration of approximately 1.6 years with an average portfolio quality of AAA. Moving forward, we will continue to seek out the best value in the U.S. government securities market.


--------------------------------------------------------------------------------
[LINE CHART]

                  Institutional U.S Gov't       Lehman 1-3 year Gov't
               Securities Portfoilio-Class X         Bond Index*

9/30/91                    10000                       10000
12/31/91                   10424.1                     10367
12/31/92                   11105.9                     11014.3
12/31/93                   11838                       11607.4
12/31/94                   11852.8                     11667.2
12/31/95                   13308.94                    12931.9
12/31/96                   14002.3                     13590.6
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                                 From Inception
                                                   9/30/91 to
                             1 Year   5 Years       12/31/96
--------------------------  --------  ---------  ----------------
Class X                      5.21%     6.08%          6.61%
--------------------------   -------   --------  ---------------
Class Y                      4.87%     5.80%          6.33%
--------------------------   -------   --------  ---------------
Lehman Brothers 1-3 year
  Government Bond Index*     5.09%     5.56%          6.01%
--------------------------   -------   --------  ---------------

This chart assumes an initial gross investment of $10,000 made on 9/30/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers 1-3 year Government Bond Index is an unmanaged but commonly used measure of non-mortgaged, short-term government securities performance.


                      See Notes to Financial Statements

Institutional U.S. Government Securities Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

                                                 STANDARD
                                                 & POOR'S     PAR
                                                  RATING     VALUE
                                               (Unaudited)   (000)       VALUE
                                               ------------ -------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--81.8%
U.S. Treasury Bonds--6.1%
 U.S. Treasury Bonds 6.50%, '06                    AAA      $  500     $  502,813
                                                                      --------------
U.S. Treasury Notes--9.0%
 U.S. Treasury Notes 5.875%, '98                   AAA         750        749,062
                                                                      --------------
Agency Mortgage-Backed Securities--66.7%
 FHLMC 9%, '04                                     AAA          17         17,223
 FHLMC 9.30%, '05                                  AAA         107        107,434
 FHLMC 4.75%, '11                                  AAA         458        456,374
 FNMA 5.75%, '02                                   AAA       1,000        997,010
 FNMA 5.25%, '13                                   AAA       2,000      1,980,640
 FNMA 5.50%, '14                                   AAA       2,000      1,986,000
                                                                      --------------
                                                                        5,544,681
                                                                      --------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $6,772,935)                                           6,796,556
                                                                      --------------
MUNICIPAL BONDS (b)--5.4%
 Chicago Public Building Taxable
    7%, '07                                        AAA      $  450     $  454,662
TOTAL MUNICIPAL BONDS
 (Identified cost $447,689)                                               454,662
                                                                      --------------
TOTAL LONG-TERM INVESTMENTS--87.2%
 (Identified cost $7,220,624)                                           7,251,218
                                                                      --------------
SHORT-TERM OBLIGATIONS--8.6%
Federal Agency Securities--8.6%
 Federal Home Loan Mortgage Corp. 5.70%, 1-2-97                715        714,887
                                                                      --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $714,887)                                               714,887
                                                                      --------------
TOTAL INVESTMENTS--95.8%
 (Identified cost $7,935,511)                                           7,966,105(a)
 Cash and receivables, less liabilities--4.2%                             346,356
                                                                      --------------
NET ASSETS--100.0%                                                     $8,312,461
                                                                      ==============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $39,942 and gross depreciation of $9,348 for income tax purposes. At December 31, 1996, the aggregate cost of securities for federal income tax purposes was $7,935,511.
(b) These municipal bonds are fully defeased by U.S. Government Treasury Obligations.


                      See Notes to Financial Statements

Institutional U.S. Government Securities Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
 (Identified cost $7,935,511)                                 $7,966,105
Cash                                                               3,337
Receivables
 Fund shares sold                                                310,121
 Interest                                                         51,895
 Receivable from adviser                                          22,143
Prepaid expenses                                                   9,157
                                                               -----------
  Total assets                                                 8,362,758
                                                               -----------

Liabilities
Payables
 Fund shares repurchased                                             100
 Transfer agent fee                                                3,916
 Trustees' fee                                                     1,475
 Distribution fee                                                    685
 Financial agent fee                                                 201
Accrued expenses                                                  43,920
                                                               -----------
  Total liabilities                                               50,297
                                                               -----------
Net Assets                                                    $8,312,461
                                                               ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $8,524,474
Accumulated net realized loss                                   (242,607)
Net unrealized appreciation                                       30,594
                                                               -----------
Net Assets                                                    $8,312,461
                                                               ===========

Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,734,029)                359,963
Net asset value and offering price per share                      $13.15
Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,578,432)                272,294
Net asset value and offering price per share                      $13.14


                           STATEMENT OF OPERATIONS
                         FROM INCEPTION MARCH 1, 1996
                             TO DECEMBER 31, 1996

Investment Income
Interest                                                   $ 508,661
                                                            ----------
  Total investment income                                    508,661
                                                            ----------
Expenses
Investment advisory fee                                       25,541
Distribution fee--Class Y                                      6,615
Financial agent fee                                            2,554
Registration                                                  74,176
Transfer agent                                                35,900
Professional                                                  17,500
Trustees                                                      14,000
Printing                                                       8,102
Custodian                                                      2,700
Miscellaneous                                                  2,784
                                                            ----------
  Total expenses                                             189,872
  Less expenses borne by investment adviser                 (149,202)
                                                            ----------
  Net expenses                                                40,670
                                                            ----------
Net investment income                                        467,991
                                                            ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                             (236,317)
                                                            ----------
Net change in unrealized appreciation on investments end
  of period                                                   30,594
Less net unrealized depreciation in connection with PHL
  Pooled Separate Account U                                 (162,639)
                                                            ----------
  Net change in unrealized appreciation
    (depreciation)                                           193,233
                                                            ----------
Net loss on investments                                      (43,084)
                                                            ----------
Net increase in net assets resulting from operations       $ 424,907
                                                            ==========

                      See Notes to Financial Statements

Institutional U.S. Government Securities Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                             From Inception
                                                                                            March 1, 1996 to
                                                                                           December 31, 1996
                                                                                            -----------------
From Operations
 Net investment income                                                                        $   467,991
 Net realized loss                                                                               (236,317)
 Net change in unrealized appreciation (depreciation)                                             193,233
                                                                                            ----------------
 Increase in net assets resulting from operations                                                 424,907
                                                                                            ----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                  (297,193)
 Net investment income--Class Y                                                                  (170,798)
 In excess of net investment income--Class X                                                      (33,911)
 In excess of net investment income--Class Y                                                      (19,488)
                                                                                            ----------------
 Decrease in net assets from distributions to shareholders                                       (521,390)
                                                                                            ----------------
From Share Transactions
Class X
 Proceeds from sales of shares (68,722 shares)                                                    922,793
 Net asset value of shares issued from reinvestment of distributions (21,717 shares)              285,465
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account U (826,222 shares)                                                                   11,033,355
 Cost of shares repurchased (556,698 shares)                                                   (7,465,688)
                                                                                            ----------------
Total                                                                                           4,775,925
                                                                                            ----------------
Class Y
 Proceeds from sales of shares (199,852 shares)                                                 2,672,950
 Net asset value of shares issued from reinvestment of distributions (14,474 shares)              190,283
 Net asset value of shares issued in conjunction with conversion of PHL Pooled Separate
  Account U (150,065 shares)                                                                    2,003,966
 Cost of shares repurchased (92,097 shares)                                                    (1,234,180)
                                                                                            ----------------
Total                                                                                           3,633,019
                                                                                            ----------------
 Increase in net assets from share transactions                                                 8,408,944
                                                                                            ----------------
 Net increase in net assets                                                                     8,312,461
Net Assets
 Beginning of period                                                                                    0
                                                                                            ----------------
 End of period (including undistributed net investment income of $0)                          $ 8,312,461
                                                                                            ================

                      See Notes to Financial Statements

Institutional U.S. Government Securities Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                 Class X           Class Y
                                            ----------------   ----------------
                                              From Inception   From Inception
                                                3/1/96 to         3/1/96 to
                                                 12/31/96         12/31/96
                                            ----------------   ----------------
Net asset value, beginning of period              $13.35           $13.35
Income from investment operations(5)
 Net investment income                              0.62(3)(4)       0.59(3)(4)
 Net realized and unrealized gain (loss)            0.02             0.01
                                               --------------  ---------------
  Total from investment operations                  0.64             0.60
                                               --------------  ---------------
Less distributions
 Dividends from net investment income              (0.75)           (0.73)
 In excess of net investment income                (0.09)           (0.08)
                                               --------------  ---------------
  Total distributions                              (0.84)           (0.81)
                                               --------------  ---------------
Change in net asset value                          (0.20)           (0.21)
                                               --------------  ---------------
Net asset value, end of period                    $13.15           $13.14
                                               ==============  ===============
Total return                                        4.86%(2)         4.56%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)             $4,734           $3,578

Ratio to average net assets of:
 Operating expenses                                 0.40%(1)         0.65%(1)
 Net investment income                              5.58%(1)         5.32%(1)
Portfolio turnover                                   175%(2)          175%(2)

(1) Annualized

(2) Not annualized

(3) Computed using average shares outstanding.

(4) Includes reimbursement of operating expenses by investment adviser of $0.19 and $0.19, respectively.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

                      See Notes to Financial Statements

INSTITUTIONAL ENHANCED RESERVES PORTFOLIO

INVESTMENT ADVISER'S REPORT

  Throughout 1996, interest rates were extremely volatile as the market repeatedly shifted its perception of economic growth and the implications to monetary policy. The net result of this was higher interest rates across the entire maturity spectrum and a steeper short-term yield curve. Within this environment, Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio lagged its benchmark, the Merrill Lynch 1-Year Treasury Bills Index. For the twelve months ended December 31, 1996, the Fund's class X shares returned 4.72%, while the Index returned 5.50%. Since its November 1, 1996, inception date, the Fund's class Y shares earned 0.71% through year-end. All of these figures assume reinvestment of any distributions.

  Despite the Fund's extra yield and a slightly defensive duration strategy, the relative sharp increases in interest rates beyond the one-year maturity mitigated these advantages. Over the last twelve months, the yield on the one-year Treasury increased 36 basis points compared to 72 basis points for the two-year note and 80 basis points for the three-year note.

  Spread sector securities continued to be a performance winner in 1996. Short corporates and asset-backed securities performed extremely well versus their comparable benchmarks. The demand for short-yield product was enhanced by a volatile Treasury curve, foreign interest and a flat credit curve. The Fund increased exposure to these sectors throughout the year at the expense of Treasury securities. Additionally, the Fund increased exposure to floating-rate securities in anticipation of further narrowing in discount margin due to intense demand.

  Looking forward, we anticipate a continuation of a choppy market. Divergent economic information is likely to trickle in over the near term and this will keep the market in a trading range. The inflation outlook remains under control, but there have been several troubling signs that could alter that outlook. Over the past few years, the first quarter has proven to set the tone for the year. Resurgence of economic activity above the targeted growth level and further employment strength will likely place the market on alert for higher interest rates.

  Given this outlook, we intend to remain slightly defensive relative to the Merrill Lynch 1-Year Treasury Bills Index. We will be emphasizing short-term yield products which should continue to perform well given the strong technicals. Interest rate sensitive floaters will also be emphasized versus extremely short fixed-rate securities.


--------------------------------------------------------------------------------
[DESCRIPTION OF LINE CHART

                Institutional Enchanced          Merrill Lynch 1 Year
               Reserves Portfolio-Class X           Treasury Bill

6/27/94                   10000                        10000
12/31/94                  10205.2                      10098.9
12/31/95                  11001.1                      11209.3
12/31/96                  11520.                       11589
--------------------------------------------------------------------------------


Average Annual Total Returns for Periods Ending 12/31/96

                                         From Inception      From Inception
                                           11/1/96 to          6/27/94 to
                              1 Year        12/31/96            12/31/96
-------------------------- -----------  ------------------ ------------------
Class X                        4.72%         N/A                 5.78%
--------------------------   ---------    ----------------  -----------------
Class Y                       --               0.71%            --
--------------------------   ---------    ----------------  -----------------
Merrill Lynch
  1 year Treasury Bill         5.50%           0.84%             6.06%*
--------------------------   ---------    ----------------  -----------------

This chart assumes an initial gross investment of $10,000 made on 6/27/94 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

Performance data is based on the Portfolio's past performance as Duff & Phelps Enhanced Reserves Fund prior to July 19, 1996 (inception of the Fund). Returns indicate past performance, which is not indicative of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.


*1 year Treasury bill as reported by Merrill Lynch.
 Information from 7/1/94 to 12/31/96.

Institutional Enhanced Reserves Portfolio

                       INVESTMENTS AT DECEMBER 31, 1996

                                      MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)       VALUE
                                    ------------  -------- -------------
U.S. Government And Agency Securities--16.2%
U.S. Treasury Notes--7.5%
U.S. Treasury Notes 5.625%, '98      Aaa          $3,000    $ 2,986,170
U.S. Treasury Notes 7.75%, '99       Aaa           6,000      6,275,622
                                                             -----------
                                                              9,261,792
                                                             -----------
Agency Mortgage-Backed Securities--8.7%
GNMA 8.50%, '26                                    3,841      3,986,062
FHLMC 7.50% WI, '11 (c)                            5,000      5,068,750
FNMA 7.835%, '20                                   1,662      1,721,405
                                                             -----------
                                                             10,776,217
                                                             -----------
Total U.S. Government And Agency Securities
 (Identified cost $20,027,061)                               20,038,009
                                                             -----------
Non-Convertible Bonds--61.9%
Asset-Backed Securities--43.3%
Chase Manhattan Grantor 95-A, A 6%,
  '01                                Aaa           2,635      2,646,372
CIT RV Trust 96-A, A 5.40%, '11      Aaa           2,207      2,164,561
Citibank Credit Card Master Trust I
  96-6, A 5.62%, '08 (b)             Aaa           3,000      2,999,063
Discover Card Master Trust 96-4, A
  5.98%, '13 (b)                     Aaa           2,500      2,546,725
First Chicago Master Trust 93-F,
  5.93%, '00 (b)                     Aaa           5,000      5,021,900
First Plus Home Loan 96-2, A1
  6.80%, '05                         Aaa           4,962      4,979,249
Fleetwood Credit Corp. 93-A, A 6%,
  '08                                Aaa           2,416      2,419,880
Ford Credit Auto Owner Trust 96-A,
  A1 5.67%, '97                      P-1           1,708      1,711,942
Ford Credit Grantor Trust 95-A, A
  5.90%, '00                         Aaa           1,613      1,618,941
Fremont Small Business Loan 6.11%,
  '99 (b)                            Baa           1,800      1,802,698
Green Tree Financial Corp. 96-8, A2
  6.55%, '27                         Aaa           3,000      3,021,562
Green Tree Home Improvement 95-A,
  A1 7%, '20                         Aaa              16         16,058
Green Tree Home Improvement 96-A,
  A1 5.70%, '26                      Aaa           1,912      1,913,117
Household Consumer Loan 96-2, A2
  5.931%, '06 (b)                    Aa            3,000      2,998,594
MBNA Master Credit Card 94-B, A
  5.47%, '02 (b)                     Aaa           2,500      2,509,125
Nationsbank Auto 96-A, A-1 5.776%,
  '97                                P-1           1,681      1,684,128
Standard Credit Card Master Trust
  95-4, A 5.60%, '00 (b)             Aaa           3,000      3,004,680
Asset-Backed Securities--continued
The Money Store 96-CA1, 6.70%, '08   Aaa          $4,463    $ 4,467,835
Western Financial Grantor 95-2, A1
  7.10%, '00                         Aaa           2,096      2,127,029
World Omni Auto Trust 95-A, A
  6.05%, '01                         Aaa           3,780      3,796,590
                                                             -----------
                                                             53,450,049
                                                             -----------
Banks--4.1%
General Electric Corp. 5.55%, '98
  (b)                                Aaa           5,000      5,018,540
                                                             -----------
Diversified Financial Services--6.8%
Dean Witter Discover Co. 6%, '98     A             3,800      3,802,250
General Motors Acceptance Corp.
  7.50%, '97                         A             4,500      4,561,722
                                                             -----------
                                                              8,363,972
                                                             -----------
Non-Agency Mortgage-Backed Securities--4.8%
Independent National Mortgage Corp.
  96-E, A2 6.93%, '26                Aaa           2,959      2,933,470
Residential Asset Securitization
  Trust 96-A9, A1 7.50%, '27         Aaa           2,973      2,983,876
                                                             -----------
                                                              5,917,346
                                                             -----------
Retail--2.9%
Sears Roebuck Co. 8.45%, '98         A             3,500      3,637,155
                                                             -----------
Total Non-Convertible Bonds
   (Identified cost $76,177,978)                             76,387,062
                                                             -----------
Total Long-Term Investments--78.1%
   (Identified cost $96,205,039)                             96,425,071
                                                             -----------
                                       STANDARD
                                       & POOR'S
                                        RATING
                                     (Unaudited)
                                     ----------
Short-Term Obligations--21.9%
Commercial Paper--18.6%
Beneficial Corp. 5.406%, 1-13-97    A-1           5,000      5,000,000
Ford Motor Credit Co. 5.638%,
  1-13-97                            A-1           5,000      5,000,000
Merrill Lynch & Co., Inc. 5.671%,
  1-16-97                            A-1+          5,000      5,000,000
CIT Group Holdings 5.635%, 1-22-97   A-1           5,000      5,000,000
Deere (John) Capital Corp. 5.53%,
  1-30-97                            A-1           3,000      3,000,000
                                                             -----------
                                                             23,000,000
                                                             -----------

                      See Notes to Financial Statements

Institutional Enhanced Reserves Portfolio

                                         PAR
                                        VALUE
                                        (000)        VALUE
                                       --------  ---------------
Repurchase Agreements--3.3%
State Street Repurchase Agreement
  4.90% dated 12/31/96 due 1/2/97,
  repurchase price $4,116,120,
  collateralized by U.S. Treasury
  Note 7.25%, 2/15/98, market value
  $4,201,094                           $4,115    $  4,115,000
                                                 --------------
Total Short-Term Obligations
   (Identified cost $27,115,000)                   27,115,000
                                                 --------------
Total Investments--100.0%
   (Identified cost $123,320,039)                 123,540,071(a)
Cash and receivables, less liabilities--0.0%          (25,855)
                                                 --------------
Net Assets--100.0%                               $123,514,216
                                                 ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $289,717 and gross depreciation of $82,643 for income tax purposes. At December 31, 1996, the aggregate cost of securities for income tax purposes was $123,332,997.
(b) Variable or step coupon; interest rate shown reflects the rate currently in effect.
(c) When issued.

                      See Notes to Financial Statements

Institutional Enhanced Reserves Portfolio

                     STATEMENT OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1996

Assets
Investment securities at value
  (Identified cost $123,320,039)                              $123,540,071
Cash                                                                 1,346
Receivables
 Investment securities sold                                      4,566,348
 Interest                                                          636,442
 Receivable from adviser                                            97,824
                                                              --------------
  Total assets                                                 128,842,031
                                                              --------------

Liabilities
Payables
 Investment securities purchased                                 5,076,563
 Dividend distributions                                            158,487
 Transfer agent fee                                                  3,502
 Financial agent fee                                                 3,095
 Trustees' fee                                                       1,313
 Distribution fee                                                      243
Accrued expenses                                                    84,612
                                                              --------------
  Total liabilities                                              5,327,815
                                                              --------------
Net Assets                                                    $123,514,216
                                                              ==============

Net Assets Consist of:
Capital paid in on shares of beneficial interest              $123,678,944
Undistributed net investment income                                 13,193
Accumulated net realized loss                                     (397,953)
Net unrealized appreciation                                        220,032
                                                              --------------
Net Assets                                                    $123,514,216
                                                              ==============
Class X
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $122,010,341)             12,258,962

Net asset value and offering price per share                         $9.95

Class Y
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,503,875)                  151,152

Net asset value and offering price per share                         $9.95

                           STATEMENT OF OPERATIONS
                         FROM INCEPTION JULY 19, 1996
                             TO DECEMBER 31, 1996

Investment Income
Interest                                                   $3,326,723
                                                            -----------
  Total investment income                                   3,326,723
                                                            -----------
Expenses
Investment advisory fee                                       132,690
Distribution fee--Class Y                                         342
Financial agent fee                                            16,586
Registration                                                   22,500
Professional                                                   19,717
Transfer agent                                                 17,187
Custodian                                                       9,126
Printing                                                        9,043
Trustees                                                        6,938
Miscellaneous                                                   2,500
                                                            -----------
  Total expenses                                              236,629
  Less expenses borne by investment adviser                   (48,309)
                                                            -----------
  Net expenses                                                188,320
                                                            -----------
Net investment income                                       3,138,403
                                                            -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized loss on securities                              (212,416)
                                                            -----------
Net change in unrealized appreciation on investments end
  of period                                                   220,032
Less net unrealized depreciation in connection with Duff
  & Phelps Enhanced Reserves Fund                             (58,648)
                                                            -----------
  Net change in unrealized appreciation
    (depreciation)                                            278,680
                                                            -----------
Net gain on investments                                        66,264
                                                            -----------
Net increase in net assets resulting from operations       $3,204,667
                                                            ===========

                      See Notes to Financial Statements

Institutional Enhanced Reserves Portfolio

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                               From Inception
                                                                                              July 19, 1996 to
                                                                                              December 31, 1996
                                                                                              ------------------
From Operations
 Net investment income                                                                          $   3,138,403
 Net realized loss                                                                                   (212,416)
 Net change in unrealized appreciation (depreciation)                                                 278,680
                                                                                              -----------------
 Increase in net assets resulting from operations                                                   3,204,667
                                                                                              -----------------
From Distributions to Shareholders
 Net investment income--Class X                                                                    (3,113,690)
 Net investment income--Class Y                                                                        (7,637)
                                                                                              -----------------
 Decrease in net assets from distributions to shareholders                                         (3,121,327)
                                                                                              -----------------
From Share Transactions
Class X
 Proceeds from sales of shares (18,754,392 shares)                                                186,663,642
 Net asset value of shares issued from reinvestment of distributions (291,631 shares)               2,902,589
 Net asset value of shares issued in conjunction with the acquisition of Duff & Phelps
  Enhanced Reserves Fund (13,730,413 shares)                                                      136,554,593
 Cost of shares repurchased (20,517,474 shares)                                                  (204,195,925)
                                                                                              -----------------
Total                                                                                             121,924,899
                                                                                              -----------------
Class Y
 Proceeds from sales of shares (150,567 shares)                                                     1,500,150
 Net asset value of shares issued from reinvestment of distributions (585 shares)                       5,827
                                                                                              -----------------
Total                                                                                               1,505,977
                                                                                              -----------------
 Increase in net assets from share transactions                                                   123,430,876
                                                                                              -----------------
 Net increase in net assets                                                                       123,514,216
Net Assets
 Beginning of period                                                                                        0
                                                                                              -----------------
 End of period (including undistributed net investment income of $13,193)                       $ 123,514,216
                                                                                              =================

                      See Notes to Financial Statements

Institutional Enhanced Reserves Portfolio

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                                 Class X           Class Y
                                            ----------------   ----------------
                                              From Inception   From Inception
                                                7/19/96 to       11/1/96 to
                                                 12/31/96         12/31/96
                                            ----------------   ----------------
Net asset value, beginning of period                $9.95           $9.97
Income from investment operations(5)
 Net investment income                               0.26(3)         0.09(3)
 Net realized and unrealized gain (loss)               --           (0.02)
                                               --------------  ---------------
  Total from investment operations                   0.26            0.07
                                               --------------  ---------------
Less distributions
 Dividends from net investment income               (0.26)          (0.09)
 Distributions from net realized gains                 --              --
                                               --------------  ---------------
  Total distributions                               (0.26)          (0.09)
                                               --------------  ---------------
Change in net asset value                              --           (0.02)
                                               --------------  ---------------
Net asset value, end of period                      $9.95           $9.95
                                               ==============  ===============
Total return                                         2.57%(2)        0.71%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)            $122,010          $1,504

Ratio to average net assets of:
 Operating expenses                                  0.34%(1)        0.59%(1)
 Net investment income                               5.68%(1)        5.58%(1)
Portfolio turnover                                    122%(2)         122%(2)

(1) Annualized
(2) Not annualized
(3) Includes reimbursement of operating expenses by investment adviser of less than $0.01.

                      See Notes to Financial Statements

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
   Phoenix Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in six separate Portfolios (the "Portfolios").
   Each Portfolio has distinct investment objectives. The Balanced Portfolio seeks to provide reasonable income, long-term capital growth and conservation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation. The Growth Stock Portfolio seeks long-term appreciation of capital. The Money Market Portfolio seeks to provide as high a level of current income consistent with capital preservation and liquidity. The U.S. Government Securities Portfolio seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Enhanced Reserves Portfolio seeks to provide high current income consistent with preservation of capital.
   Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.
   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.
   The Money Market Portfolio uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Portfolio to maintain a constant net asset value of $1 per share. The assets of the Portfolio will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days.

B. Security transactions and related income:
   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums except for the Money Market Portfolio and Enhanced Reserves Portfolio, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:
   Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:
   Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:
   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:
   Each of the Portfolios, except U.S. Government Securities Portfolio and Money Market Portfolio, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures contracts:
   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Expenses:
   Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

I. When-Issued and delayed delivery transactions:
   Each Portfolio may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS
   As compensation for its services to the Fund, the Advisers, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") and Duff & Phelps Management Co. ("DPM"), a subsidiary of Phoenix Duff & Phelps Corporation, are entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                               1st          $1+
Portfolio                        Adviser    $1 Billion    Billion
 ------------------------------  ---------------------- ----------
Balanced Portfolio                 PIC        0.55%        0.50%
Managed Bond Portfolio             PIC        0.45%        0.40%
Growth Stock Portfolio             PIC        0.60%        0.55%
Money Market Portfolio             PIC        0.25%        0.20%
U.S. Government Securities
  Portfolio                        PIC        0.30%        0.25%
Enhanced Reserves Portfolio        DPM        0.24%        0.19%


  PIC has voluntarily agreed to assume total fund operating expenses of each Portfolio it advises, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 2001, to the extent that such expenses exceed the following percentages of average annual net assets:


                          Class X   Class Y
                          -------- ---------
Balanced Portfolio         0.65%     0.90%
Managed Bond Portfolio     0.55%     0.80%
Growth Stock Portfolio     0.70%     0.95%
Money Market Portfolio     0.35%     0.60%
U.S. Government
  Securities Portfolio     0.40%     0.65%

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

   DPM has voluntarily agreed to reimburse or waive total fund operating expenses of the Enhanced Reserves Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until December 31, 1997, to the extent that such expenses exceed 0.34% and 0.59%, respectively, of the average annual net assets of Class X and Y, respectively.
   Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee of an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The distributor has advised the Portfolio that of the total amount expensed for the period ended December 31, 1996, $28,999 was earned by the Distributor and $70,547 was earned by unaffiliated participants.
   As Financial Agent to the Fund and to each Portfolio, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the period ended December 31, 1996, transfer agent fees were $227,584 of which PEPCO retained $97 which is net of fees paid to State Street.
   At December 31, 1996, PHL and affiliates held Portfolio shares which aggregated the following:

                                                        Aggregate
                                                        Net Asset
                                            Shares        Value
                                         ------------  -------------
Balanced Portfolio-Class X                         6   $       109
Balanced Portfolio-Class Y                     6,017       109,202
Managed Bond Portfolio-Class X               964,810    32,784,247
Managed Bond Portfolio-Class Y                 3,179       107,980
Growth Stock Portfolio-Class X                     2           111
Growth Stock Portfolio-Class Y                 2,330       110,485
Money Market Portfolio-Class X             4,188,211     4,188,211
Money Market Portfolio-Class Y               104,000       104,000
U.S. Government Securities Portfolio-
  Class X                                          8           105
U.S. Government Securities Portfolio-
  Class Y                                      7,957       104,559

NOTE 3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the period ended December 31, 1996 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                             Purchases        Sales
                          --------------  --------------
Balanced Portfolio         $ 78,618,645    $ 83,001,463
Managed Bond Portfolio       41,193,818      32,078,713
Growth Stock Portfolio      162,155,076     255,823,389
U.S. Government
  Securities Portfolio          447,655              --
Enhanced Reserves
  Portfolio                  28,603,158      37,816,786


  Purchases and sales of U.S. Government and agency securities during the period ended December 31, 1996, aggregated the following:

                             Purchases        Sales
                          --------------  --------------
Balanced Portfolio          $20,333,715    $21,567,310
Managed Bond Portfolio       90,065,593     93,826,124
U.S. Government
  Securities Portfolio       16,343,443     21,423,027
Enhanced Reserves
  Portfolio                  92,701,698     91,373,139


NOTE 4. MERGERS
   The Fund commenced operations on March 1, 1996, other than the Enhanced Reserves Portfolio which became available for sale on July 19, 1996 following the tax-free reorganization of the Duff & Phelps Enhanced Reserves Fund with the Phoenix Duff & Phelps Institutional Enhanced Reserves Portfolio.
   Prior to March 1, 1996, the Portfolios, other than Enhanced Reserves Portfolio, existed as separate accounts of Phoenix Home Life Mutual Insurance Company ("PHL"). Upon commencement of operations, the net assets of each separate account were transferred into the corresponding Portfolio of the Fund in a tax-free exchange for an equal number of shares of that Portfolio, other than the Money Market Portfolio which issued 33.828 shares for each unit of the separate account. The number of shares and dollars issued are listed in each Portfolio's Statement of Changes in Net Assets. Acquired unrealized appreciation (depreciation) is reflected in each Portfolio's Statement of Operations.
   The net assets of each Portfolio before and after the reorganization are as follows:

                            Before        After
                         -----------  --------------
Balanced Portfolio         $100,100   $ 58,215,721
Managed Bond Portfolio      100,100     66,796,561
Growth Stock Portfolio      100,100    206,603,100
Money Market Portfolio      100,100     10,872,970
U.S. Government
  Securities Portfolio      100,100     13,137,421
Enhanced Reserves
  Portfolio                      --    136,554,593

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1996 (Continued)

NOTE 5. RECLASS OF CAPITAL ACCOUNTS
   In accordance with accounting pronouncements, the Portfolios of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Portfolios and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1996, the Portfolios recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                      Capital paid
                     Undistributed     Accumulated    in on shares
                     net investment   net realized   of beneficial
                     income (loss)     gain (loss)      interest
                    ---------------- --------------  ---------------
Balanced Portfolio      $37,213         $   9,971       $(47,184)
Managed Bond
  Portfolio              54,888            (5,253)       (49,635)
Growth Stock
  Portfolio              57,621               (92)       (57,529)
U.S. Government
  Securities
  Portfolio              53,399            (6,290)       (47,109)
Enhanced Reserves
  Portfolio              (3,883)         (185,537)       189,420

NOTE 6. CAPITAL LOSS CARRYOVERS
   At December 31, 1996, the Portfolios had available for federal income tax purposes unused capital losses as follows:

                              Expiring in
                           2003       2004
                         --------- -----------
U.S. Government
  Securities Portfolio    $   --    $235,004
Enhanced Reserves
  Portfolio               189,419    128,718

  For the Enhanced Reserves Portfolio, capital loss carryovers include $189,419 acquired in connection with the merger of the Duff & Phelps Enhanced Reserves Fund.

  Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 1996, the U.S. Government Securities
Portfolio and the Enhanced Reserves Portfolio elected to defer $7,603 and $66,858, respectively, in losses occurring between November 1, 1996 and December 31, 1996.

NOTE 7. OTHER
   As of December 31, 1996, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PHL or PDP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                              Number of         % of Total
                             shareholders   shares outstanding
                           --------------- --------------------
Balanced Portfolio                1                11.7%
Managed Bond Portfolio            1                12.6%
Growth Stock Portfolio            1                12.8%
Money Market Portfolio            1                16.4%
US Government Securities
  Portfolio                       1                13.6%
Enhanced Reserves
  Portfolio                       3                50.0%

TAX INFORMATION NOTICE (Unaudited)
   For the fiscal year ended December 31, 1996, the following Portfolio's distributed long-term capital gains dividends as follows:

Balanced Portfolio          $1,255,831
Managed Bond Portfolio         748,876
Growth Stock Portfolio       8,379,943


  For federal income tax purposes 3.84% and 9.51% of the ordinary income dividends paid by the Balanced Portfolio and the Growth Stock Portfolio, respectively, qualify for the dividends received deduction for corporate shareholders.

                      REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                   [Price Waterhouse logo]

To the Shareholders and Trustees of
Phoenix Duff & Phelps Institutional Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Portfolio, the Managed Bond Portfolio, the Growth Stock Portfolio, the Money Market Portfolio, the U.S. Government Securities Portfolio and the Enhanced Reserves Portfolio (constituting the Phoenix Duff & Phelps Institutional Mutual Funds, hereinafter referred to as the "Fund") at December 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
February 14, 1997

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Richard A. Pavia
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
William J. Newman, Senior Vice President
Marvin E. Flewellen, Vice President
Michael E. Haylon, Vice President
Christopher J. Kelleher, Vice President
Thomas S. Melvin, Jr., Vice President
William R. Moyer, Vice President
C. Edwin Riley, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Duff & Phelps Investment Management Co.
(Enhanced Reserves Portfolio)
55 East Monroe Street
Suite 3800
Chicago, Illinois 60603

Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B

New York, New York 10081
State Street Bank and Trust Company
(Enhanced Reserves Portfolio)
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

 This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's record and other pertinent information.

[BACK COVER]



Phoenix Duff & Phelps Institutional Mutual Funds
P.O. Box 2200
Enfield, CT 06083-2200

[Phoenix Duff & Phelps logo]





































PDP 092 (2/97)